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                                                                    EXHIBIT 10.9

                             CONTRIBUTION AGREEMENT

                                 BY AND BETWEEN

                            MELTON E. VALENTINE, JR.,

                               as the Contributor,

                                       AND

                  UNIVERSITY TOWERS OPERATING PARTNERSHIP, LP,
                         a Delaware limited partnership,

                                 as the Acquirer

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                             CONTRIBUTION AGREEMENT

      THIS CONTRIBUTION AGREEMENT (this "Agreement") is made as of the 20th day of September, 2004 by and between MELTON E. VALENTINE, JR. (the "Contributor"); and UNIVERSITY TOWERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the "Acquirer").

                                    RECITALS

      A. Contributor owns 100% of the issued and outstanding membership interests of University Towers Building, LLC, a North Carolina limited liability company (the "Company"). The Company is a 50% owner of University Towers Raleigh, LLC, a North Carolina limited liability company (the "Entity"). The Entity owns the property known as University Towers located in Raleigh, North Carolina (the "Property"). Acquirer desires to acquire, and the Contributor desires to sell, all of its membership interests in the Company (the "Company Interests").

      B. Contributor, through the Company, desires to acquire fee simple title to all of the underlying land (the "Land") and the parking garage (the "Garage") that is part of the Property. The term sheet attached hereto as Exhibit A (the "Term Sheet") sets forth the terms by which the Contributor (through the Company) will acquire ownership of the Land and the Garage. It sets forth a "Primary Proposal" if the Property Lender (as defined below) consents to the distribution by the Entity to the Company of a 50% undivided interest in the Land and Garage prior to the Closing Date (as hereinafter defined) and a "Back Up Proposal" if the Property Lender does not consent to such distribution prior to the Closing Date.

      C. All of the members of AOD/Raleigh Residence Hall, LLC, a Tennessee limited liability company and owner of the remaining 50% of the Entity ("AOD/Raleigh"), have or will enter into a Contribution Agreement (the "Second Contribution Agreement") with the Acquirer to contribute all of their interests in AOD/Raleigh to the Acquirer.

                                    AGREEMENT

      NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                THE CONTRIBUTION

      1.1 Contribution of Company Interests. Contributor agrees to contribute and transfer the Company Interests to the Acquirer (such contribution and transfer being the "Contribution"), and the Acquirer agrees to accept transfer of the Company Interests pursuant to the terms and conditions set forth in this Agreement. Although the Property is encumbered by a deed of trust securing a loan in the original principal amount of $26,500,000 (the "Property Loan") from Nationsbanc Mortgage Capital Corporation or its assignee (the "Property Lender") to the Entity, the Company Interests shall be transferred to the Acquirer free and clear of any claim, lien, charge, security interest, mortgage, deed of trust, encumbrance, purchase right or other right of

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any nature whatsoever of any third party ("Liens"). The Property will remain encumbered by the Property Loan following the Closing (as hereinafter defined).

      1.2 Transfer of Land and Garage to the Company. Contributor and Acquirer acknowledge and agree that they will use their commercially reasonable best efforts to effect all of the transactions (the "Pre-Closing Transactions") that are part of the Primary Proposal that are required to be consummated prior to the Closing. If the Property Lender does not consent to the distribution by the Entity of a 50% undivided interest in the Land and the Garage to the Company prior to the Closing, then the parties agree that they will use their commercially reasonable best efforts to cause the Land and the Garage to be conveyed to the Company pursuant to the terms of the Back Up Proposal if the Contributor elects to acquire the Land and the Garage.

      1.3 Consideration. The consideration (the "Consideration") for which Contributor agrees to contribute and assign the Company Interests to the Acquirer, and which the Acquirer agrees to pay or deliver to the Contributor, subject to the terms of this Agreement, shall equal the difference between (a) 50% of the difference between $37,500,000 and the outstanding balance of the Property Loan on the Closing Date and (b) the appraised value (as determined pursuant to the Term Sheet) of any Property that is distributed by the Entity to the Company as part of the Pre-Closing Transactions. The Consideration shall be comprised of (a) $1,000,000 of units of limited partnership interest in the Acquirer ("Units") having a per Unit value equal to the per share price at which the common stock (the "Common Stock") of Education Realty Trust, Inc., a Maryland corporation (the "REIT"), are offered to the public in the underwritten initial public offering of the Common Stock (the "Public Offering") before any discounts or fees paid to underwriters, and (b) the balance in cash or other immediately available funds. No fractional Units will be issued as Consideration hereunder, but in lieu of issuing fractional Units, the value thereof shall be paid in cash. The Contributor acknowledges that any certificates evidencing the Units will bear appropriate legends indicating (i) that the Units have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and
(ii) that the Acquirer's Agreement of Limited Partnership (the "Acquirer's Partnership Agreement") will restrict the transfer of the Units. Upon receipt of the Units, the Contributor shall become a limited partner of the Acquirer and shall execute the Acquirer's Partnership Agreement. Except as otherwise expressly set forth in this Agreement, the Contributor acknowledges and agrees that once the Closing (as hereinafter defined) occurs, Contributor shall no longer be a member of the Company, shall no longer be entitled to receive any distributions from the Company, and shall have no further right, title or interest in the Company.

      1.4 Redemption Rights for Units. Each Unit shall be redeemable at the option of the holder, in accordance with, but subject to the restrictions contained in, the Acquirer's Partnership Agreement; provided, however, that such redemption option may not be exercised prior to the first anniversary of the Closing Date.

      1.5 Tax Consequences to Contributor. Notwithstanding anything to the contrary contained in this Agreement, including without limitation the use of words and phrases such as "sell," "sale," "purchase," and "pay," the parties agree that it is their intent that to the extent that consideration for the transfer of the Company Interests takes the form of the issuance of Units, the transactions contemplated hereby shall be treated for federal income tax purposes pursuant to

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Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"), as the contribution of the Company Interests (or portion thereof) by the Contributor to the Acquirer, in exchange for the Units.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

      2.1 Representations by Acquirer. The Acquirer hereby represents and warrants to the Contributor that:

            (a) Organization and Power. The Acquirer is duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full right, power, and authority to enter into this Agreement and to perform all of its obligations under this Agreement. The execution and delivery of this Agreement and the performance by the Acquirer of its obligations hereunder have been duly authorized by all requisite action of the Acquirer and require no further action or approval of the Acquirer's partners or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of the Acquirer.

            (b) Noncontravention. Neither the entry into nor the performance of, or compliance with, this Agreement by the Acquirer has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing certificate of limited partnership, partnership agreement, mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to the Acquirer.

            (c) Litigation. There is no action, suit, or proceeding, pending or known to be threatened, against or affecting the Acquirer in any court or before any arbitrator or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality which (i) in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which the Acquirer is a party or by which it is bound and that is to be used in connection with or is contemplated by, this Agreement, (ii) could have material and adverse effect on the business, financial position, or results of operations (a "Material Adverse Effect") of the Acquirer, (iii) could materially and adversely affect the ability of the Acquirer to perform its obligations hereunder, or under any document to be delivered pursuant hereto.

            (d) Units Validly Issued. The Units, when issued, will have been duly and validly authorized and issued, free of any preemptive or similar rights, and will be fully paid and nonassessable, without any obligation to restore capital except as required by the Delaware Revised Uniform Limited Partnership Act (the "Limited Partnership Act"). The Contributor shall be admitted as a limited partner of the Acquirer as of the Closing Date and shall be entitled to all of the rights and protections of a limited partner under the Limited Partnership Act and the provisions of the Acquirer's Partnership Agreement, with the same rights, preferences, and privileges as all other limited partners on a pari passu basis. The Common Stock for which the Units may be redeemed have been validly authorized and will be duly and validly issued, fully paid and nonassessable, free of preemptive or similar rights.

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            (e) Consents. Each consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any governmental agency or body necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by the Acquirer has been obtained or will be obtained on or before the Closing Date.

      2.2 Representations by Contributor. The Contributor hereby represents and warrants to the Acquirer:

            (a) Organization and Power. He has full right, power, and authority to enter into this Agreement and to assume and perform all of his obligations under this Agreement. The execution and delivery of this Agreement and the performance by him of his obligations hereunder require no further action or approval of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of the Contributor.

            (b) Noncontravention. Neither the entry into nor the performance of, or compliance with, this Agreement by the Contributor has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any of the regulations, mortgage indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to the Contributor.

            (c) Litigation. There is no action, suit, or proceeding, pending or known to be threatened against or affecting the Contributor in any court or before any arbitrator or before any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality which (i) in any manner asserts claims regarding the validity or enforceability of this Agreement, (ii) could have a Material Adverse Effect with respect to the Contributor; (iii) could have a Material Adverse Effect on the Contributor's ability to perform its obligations hereunder or under any document to be delivered pursuant hereto, or (iv) could create a Lien on the Contributor's Company Interests.

            (d) Solvency. The Contributor has been and will be solvent at all times prior to and immediately following the transfer of the Company Interests to the Acquirer. There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under other debtor relief laws contemplated by, pending, or, to the Contributor's knowledge, threatened against the Contributor.

            (e) Ownership of Company Interests. The Contributor is the sole owner of its Company Interests beneficially and of record, free and clear of any Liens of any nature and has full power and authority to convey the Company Interests, free and clear of any Liens. Upon delivery of consideration for such Company Interests, the Contributor will transfer to Acquirer good and valid title thereto, free and clear of any Liens except Liens created in favor of the Acquirer by the transactions contemplated hereby. Except as provided in this Agreement, there are no rights to purchase, subscriptions, warrants, options, conversion rights, preemptive rights, agreements, instruments or similar understandings of any kind outstanding (i) relating to any interest in the Company, or (ii) to purchase, transfer or to otherwise acquire, or to in any way encumber, any of the Company Interests, or any securities of any kind convertible into any of the foregoing, or any equity interest or profit participation of any kind in the Company. The Contributor does not have any commitment or legal obligation, absolute or contingent, to any

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Person other than the Acquirer to sell, sign, transfer or effect a sale of any right, title or interest in or to its Company Interests.

            (f) No Consents. Except as shall have been obtained on or before the Closing Date, no consent, approval, authorization, order, license, certificate, permit, registration, designation, or filing by or with any third party governmental agency or body is necessary for the execution, delivery, and performance of this Agreement or the transactions contemplated hereby by the Contributor.

            (g) No Brokers. The Contributor has not engaged the services of any real estate agent, broker, finder or any other person or entity for any brokerage or finder's fee, commission or other amount with respect to the transactions described herein on account of any action by the Contributor. The Contributor hereby agrees to indemnify and hold the Acquirer and its employees, directors, members, partners, affiliates and agents harmless against any claims, liabilities, damages or expenses arising out of a breach of the foregoing. This indemnification shall survive Closing or any termination of this Agreement.

            (g) Securities Law Matters.

                  (i) The Contributor is knowledgeable, sophisticated and experienced in business and financial matters; the Contributor has previously invested in securities similar to the Units and fully understands the limitations on transfer imposed by the federal securities laws and as described in this Agreement. The Contributor is able to bear the economic risk of holding the Units for an indefinite period and is able to afford the complete loss of his, her or its investment in the Units; the Contributor has received and reviewed all information and documents about or pertaining to the REIT, the Acquirer, the business and prospects of the REIT and the Acquirer and the issuance of the Units as the Contributor deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the REIT, the Acquirer, the business and prospects of the REIT and the Acquirer and the Units which the Contributor deems necessary or desirable to evaluate the merits and risks related to its investment in the Units and to conduct its own independent valuation of the Units; and the Contributor understands and has taken cognizance of all risk factors related to the purchase of the Units. The Contributor is a sophisticated real estate investor. In acquiring the Units and engaging in this transaction, the Contributor is not relying upon any representations made to it by the Acquirer, or any of the officers, employees, or agents of the Acquirer not contained herein. The Contributor is relying upon its own independent analysis and assessment (including with respect to taxes), and the advice of the Contributor's advisors (including tax advisors), and not upon that of the Acquirer or any of the Acquirer's advisors or affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Agreement. The Contributor represents and warrants that it has reviewed and approved the form of the Limited Partnership Agreement of Education Realty OP, L.P. attached hereto as Exhibit C (the "UPREIT Partnership Agreement") and acknowledges that the Acquirer's Partnership Agreement in substantially the same form of agreement as the UPREIT Partnership Agreement, as modified to give effect to the economic terms of set forth in the Term Sheet will be acceptable.

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                  (ii) The Contributor understands that neither the Units nor the Common Stock issuable upon redemption of the Units have been registered under the Securities Act or any state securities acts and are instead being offered and sold in reliance on an exemption from such registration requirements. The Units issuable to the Contributor are being acquired solely for its own account, for investment, and are not being acquired with a view to, or for resale in connection with, any distribution, subdivision, or fractionalization thereof, in violation of such laws, and the Contributor has no present intention to enter into any contract, undertaking, agreement, or arrangement with respect to any such resale; provided, however, that, at or following Closing, the Contributor may distribute the Units to those of its members or successors that (1) have represented and warranted to the Acquirer in writing that, as of the time of such distribution, such member is an accredited investor as that term is defined in Rule 501 of Regulation D under the Securities Act, and (2) have executed the Acquirer's Partnership Agreement as limited partners. The Contributor understands that any certificates evidencing the Units will contain appropriate legends reflecting the requirement that the Units not be resold without registration under such laws or the availability of an exemption from such registration and that the Acquirer's Partnership Agreement will restrict transfer of the Units.

                  (iii) The Contributor is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. The Contributor has previously provided the Acquirer with a duly executed Accredited Investor Questionnaire. No event or circumstance has occurred since delivery of such Questionnaire to make the statements contained therein false or misleading.

            (h) Patriot Act Respresentations. Neither the Contributor, nor to the knowledge of the Contributor, any direct or indirect owner of the Contributor, (i) are included on any Government List, (ii) are Persons who have been determined by competent authority to be subject to the prohibitions contained in the Presidential Executive Order No. 13224 or any other similar prohibitions contained in the rules and regulations of the OFAC or in any enabling legislation or other Presidential Executive Orders in respect thereof,
(iii) have been indicted or convicted of any Patriot Act Offenses, or (iv) are currently under investigation by any governmental authority for alleged criminal activity. For purposes of this Agreement, (i) "Government List" means (A) the Specially Designated Nationals and Blocked Persons List maintained by OFAC, (B) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC, or (C) any similar list maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to any Executive Order of the President of the United States of America; (ii) "OFAC" means the Office of Foreign Asset Control, U.S. Department of the Treasury, (iii) "Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as the same may be amended from time to time, and corresponding provisions of future laws, and (iv) "Patriot Act Offense" means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism, (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, as amended, (D) the Money Laundering

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Control Act of 1986, as amended, or (E) the Patriot Act and also includes the crimes of conspiracy to commit, or aiding and abetting another to commit any of the foregoing.

                                   ARTICLE III

                            COVENANTS AND INDEMNITIES

      3.1 Covenants Pending Closing.

            (a) From the date hereof until the Closing, the Contributor shall not:

                  (i) Sell, transfer (or agree to sell or transfer) or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of his Company Interests; or

                  (ii) Mortgage, pledge or encumber (or permit to become encumbered) all or any portion of his Company Interests.

            (b) From the date hereof through the Closing, the Contributor shall, to the extent within his control, cause each of the Company and the Entity to conduct its business in the ordinary course of business, consistent with past practice, and shall, to the extent within his control, not permit the Company or the Entity, without the prior written consent of Acquirer, to:

                  (i) Enter into any material transaction not in the ordinary course of business of such entity:

                  (ii) Except for any transfers contemplated in the Term Sheet, sell, transfer or dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) any assets of such entity, except in the ordinary course of business consistent with past practice;

                  (iii) Mortgage, pledge or encumber (or permit to become encumbered) any assets of such entity, except (A) liens for taxes not due, (B) purchase money security interests in the ordinary course of such entity's business, and (C) mechanics' liens being disputed by such entity in good faith and by appropriate proceeding in the ordinary course of such entity's business (provided such mechanics liens are released prior to or on the Closing Date at no cost to the Acquirer);

                  (iv) Amend, modify or terminate any Lease, contract or other instruments relating to the Property to which such entity is a party, except in the ordinary course of the entity's business consistent with past practice;

                  (v) Cause or permit the Entity to change the existing use of the Property;

                  (vi) Cause or permit any entity to enter into any new Lease or terminate any existing Lease except in the ordinary course of such entity's business consistent with past practice;

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                  (vii) Cause or take any action that would render any of the representations or warranties contained herein to be untrue in any material respect;

                  (viii) Terminate or amend any existing insurance policies affecting the Property that results in a material reduction in insurance coverage for the Property;

                  (ix) Knowingly cause or permit such entity to violate or fail to use commercially reasonable efforts to cure any violation of any applicable laws;

                  (x) Materially alter the manner of keeping such entity's books, accounts or records or the accounting methods therein reflected; or

                  (xi) Except for any distributions contemplated in the Term Sheet, make any distribution to its members other than consistent with the prior practices of the entity.

            (c) From the date hereof until the Closing Date, the Contributor will afford to the officers and authorized representatives of the Acquirer access to all of the Contributor's, the Company's and the Entity's books and records and will furnish the Acquirer with such additional financial and operating data and other information as to the business and properties of the Company, the Contributor and the Entity as the Acquirer may from time to time reasonably request.

            (d) Notwithstanding anything to the contrary contained herein, any failure by the Contributor to comply with or fulfill the covenants contained in this Section 3.1 shall not constitute an indemnifiable claim under Section 3.4 of this Agreement, but shall constitute an unfulfilled condition precedent pursuant to Section 5.1, provided such failure is identified to or otherwise becomes known to the Acquirer prior to Closing.

      3.2 Tax Covenants.

            (a) From the date hereof and subsequent to the Closing, the Contributor and the Acquirer shall provide each other with such cooperation and information relating to the Company and the Entity as the parties reasonably may request in (i) filing any tax return, amended tax return or claim for tax refund, (ii) determining any liability for taxes or a right to a tax refund, or
(iii) conducting or defending any proceeding in respect of taxes. The Acquirer shall promptly notify the Contributor in writing upon receipt by the Acquirer or any of its affiliates of notice of (i) any pending or threatened tax audits or assessments with respect to the Company or the Entity and (ii) any pending or threatened federal, state, local or foreign tax audits or assessments of the Acquirer or any of its affiliates, in each case which may affect the liabilities for taxes of the Contributor with respect to any tax period ending on or before the Closing Date. The Contributor shall promptly notify the Acquirer in writing upon receipt by the Contributor of notice of any pending or threatened federal, state, local or foreign tax audits or assessments relating to the income, properties or operations of the Company or the Entity. Each of the Acquirer and the Contributor may participate at its own expense in the prosecution of any claim or audit with respect to taxes attributable to any taxable period ending on or before the Closing Date, provided, that the Contributor shall have the right to control the conduct of any such audit or proceeding or portion thereof for which the Contributor has acknowledged liability (except as a partner of the Acquirer) for the payment of any additional tax liability, and the

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Acquirer shall have the right to control any other audits and proceedings.
Notwithstanding the foregoing, neither the Acquirer nor the Contributor may settle or otherwise resolve any such claim, suit or proceeding which could have an adverse tax effect on the other party or its owners without the consent of the other party, such consent not to be unreasonably withheld. The Contributor and the Acquirer shall retain all tax returns, schedules and work papers, and all material records and other documents relating thereto, until the expiration of the statute of limitations (and, to the extent notified by any party, any extensions thereof) of the taxable years to which such tax returns and other documents relate to and until the final determination of any tax in respect of such years.

            (b) With respect to the Property, the Acquirer and the Contributor agree that the Acquirer shall use the "traditional method" with "curative allocations", as described in Regulations Section 1.704-3(c), to make allocations of taxable income and loss among the partners of the Acquirer with respect to the Property.

            (c) (i) Subject to the exceptions set forth in Section 3.2(c)(ii) and any transfer(s) of any interest in the Property to the Contributor contemplated in the Term Sheet, the Acquirer covenants, agrees and guarantees that for a period of five (5) years from the Closing Date, the Acquirer will not transfer or dispose of or permit or suffer the transfer or disposition of any of its interest in the Property, directly or indirectly, voluntarily or involuntarily, by operation of law, by foreclosure or otherwise (any such transfer or disposition other than those contemplated in the Term Sheet being a "Disposition") unless the Acquirer pays the Contributor the Tax Damages Amount (as defined below), if any, resulting from such Disposition. A Disposition of an interest in the Property shall include any event or occurrence in which income or gain is recognized pursuant to, or as a result of, Section 704(c) of the Code directly or indirectly by the Contributor in excess of the income or gain allocable directly or indirectly to the Contributor for book purposes under
Section 704(b) of the Code in accordance with the applicable statutes, regulations, and rules in effect on the date of this Agreement, including, but not limited to any voluntary or involuntary sale (including a foreclosure or transfer in lieu of foreclosure), assignment, transfer, exchange, contribution, merger, consolidation, distribution or other disposition or conveyance of all or any portion of, or of all or any portion of any direct or indirect interest in, the Property but specifically excluding any transfer of an interest in the Property to the Contributor that is contemplated in the Term Sheet. Subject to the exceptions set forth in Section 3.2(c)(ii), it shall also include income or gain allocable directly or indirectly to the Contributor due to reduction by the Acquirer in the Contributor's direct or indirect share of Non-Recourse Indebtedness (as defined in Treasury Regulation Section 1.704-2(b)(3)) under
Section 731 of the Code, whether direct or indirect, voluntary or involuntary, by operation of law, by foreclosure or otherwise to an amount less than specified in Section 3.2(d).

                  (ii) The restrictions on a Disposition under Section 3.2(c)(i), including the requirement not to change the Contributor's direct or indirect share of Non-Recourse Indebtedness under Section 731 of the Code, shall not apply to events outside of the control of the Acquirer, the general partner of the Acquirer and their respective affiliates ("Non-Control Events"), such as a Disposition pursuant to a condemnation, eminent domain proceeding or other involuntary conversion. However, without limitation, Non-Control Events shall not include:

                        (A) financial inability to pay or perform any
            obligation;

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                        (B) a bankruptcy, insolvency, receivership or similar
            proceeding, or any Disposition resulting therefrom or any assignment for the benefit of creditors; or

                        (C) a foreclosure.

                  (iii) The Acquirer shall be entitled to exchange the Property in an exchange qualifying under Code Section 1031 provided that no gain is recognized for federal or state income tax purposes in or as a result of the exchange. Nothing in this Section 3.2(c) shall prevent the Acquirer from (A) pledging or encumbering any of the Property or (B) assigning, transferring or otherwise disposing of the Property, as applicable to a subsidiary 100% of the beneficial ownership interests of which is owned by the Acquirer as long as such transfer does not result in the allocation of taxable income or gain to the Contributor under Code Section 704(c).

            (d) Subject to future changes in applicable law or an adverse determination by applicable tax authorities, so long as the Contributor holds Units constituting at least twenty five percent (25%) of the Units received by the Contributor on account of the Contribution, the Acquirer shall maintain at all times during the term of this Agreement, Non-Recourse Indebtedness, without any prepayment or other reduction, in an amount so that the Contributor's allocable share from the Acquirer of such Non-Recourse Indebtedness is no less than the sum of (i) Contributor's aggregate deficit capital account in the Entity as of the date of the Contribution and (ii) any increase in Contributor's aggregate deficit capital account in Acquirer upon any distribution of the Property by Acquirer after the Closing Date pursuant to the Back Up Proposal.

            (e) (i) If there is a Disposition described in 3.2(c) of this Agreement which requires payment of the Tax Damages Amount (a "Tax Event Disposition"), the Acquirer shall pay to the Contributor an amount (the "Tax Damages Amount") which shall be equal to the sum of X plus Y below.

                        (A) X shall be equal to the Tax Amount (as determined
            below). The Tax Amount determined as follows:

                              (1) The "Tax Amount" shall equal, as to the
                  Contributor, the amount determined by multiplying the difference between (a) the "Gain Amount" with respect to the Property allocable to such Contributor reduced by (b) the cumulative losses, if any, previously allocated to such Contributor by the Acquirer with respect to the Units received in the Contribution times (c) the actual combined federal, state and local income tax rate applicable to such income or gain (taking into account the amount and character of the income and gain) for the taxable year of the Contributor in which the Disposition occurs and reducing the resulting product by (d) the amount of any credits, if any, allocated to such Contributor.

                              (2) The "Gain Amount" shall equal the sum of the
                  "Deferred Gain Amount" plus the "Section 752 Gain Amount."

                              (3) The "Deferred Gain Amount" shall equal the
                  taxable gain recognized by the Acquirer upon a Tax Event Disposition to be allocated directly or indirectly to the Contributor under Section 704(c) of the Code with respect to the Property reduced by any gain resulting from the Contributor's prior direct or indirect voluntary or involuntary disposition of Units.

                              (4) The "Section 752 Gain Amount" shall equal the
                  amount of taxable gain, if any, recognized by the Contributor under Section 752 and Section 731 of the Code as a direct result of the reduction in the amount of the Non-Recourse Indebtedness resulting from the Contributor's prior direct or indirect voluntary or involuntary disposition of Units.

                        (B) Y shall be the reasonable expenses for the
            Contributor associated with determining the Tax Amount, including, without limitation, attorney's and accountant's fees.

                  (ii) The Acquirer shall notify the Contributor in writing of a Tax Event Disposition within thirty (30) days after such Tax Event Disposition (such thirtieth day of such notice period being herein referred to as the "Notice Date"). On or before January 30 of the year following the year in which the Tax Event Disposition occurs, the Contributor shall notify the Acquirer of the Contributor's adjusted tax basis in such Contributor's interest in the Acquirer as of the last day of the calendar year of the Tax Event Disposition together with such other tax information the Acquirer may reasonably request in connection with the computation of the Tax Damages Amount (the "Contributor's Computational Information"). The Tax Damages Amount shall be paid by the Acquirer to the Contributor within ten (10) days after receipt of the Contributor's Computational Information required to compute the Tax Damages amount. Any late payment of such Tax Damages Amount shall bear interest at a rate equal to the lesser of (A) 12% per annum, compounded daily, or (B) the highest rate permitted by applicable law.

                  (iii) Collection of the Tax Damages Amount (and any accrued interest thereon) shall be the Contributor's sole and exclusive remedy with respect to a Tax Event Disposition.

                              (iv) Determination of liability with respect to
the Tax Amount shall be fixed upon the expiration of the statute of limitations for all taxable years covered by the five-year lockup. The obligation to pay the Tax Damages Amount will continue until the expiration of the statute of limitations for collection of the Tax Damages Amount.

      3.3 Financial Records.

            (a) The Contributor acknowledges that Acquirer may be required to comply with certain acquisition audit or disclosure requirements pursuant to applicable regulations of the

Securities Exchange Commission ("SEC") in connection with the Public Offering. As such, Acquirer may be required to file with the SEC audited financial statements of the Company, the Entity, the Property and/or pro forma financial statements giving effect to the acquisition of the Company Interests. Accordingly, the Contributor agrees to cooperate and make available to Acquirer such records as may be necessary to permit Acquirer to comply with SEC requirements.

            (b) Subsequent to the Closing, the Contributor agrees to cooperate with Acquirer's independent auditors to provide access to financial records and accounting personnel that may be required to permit the preparation and audit of financial statements of the Company, the Entity and/or the Property for the required periods pursuant to applicable SEC regulations. This provision shall survive the Closing.

      3.4 Contributor's Indemnity. The Contributor hereby agrees to indemnify and hold each of the Acquirer, the REIT, and each of their respective employees, directors, members, partners, affiliates and agents (each of which is an "Indemnified Acquirer Party") harmless of and from all liabilities, losses, damages, costs, and expenses (including reasonable attorneys' fees) (collectively, "Losses") which the Indemnified Acquirer Party may suffer or incur by reason of (a) any breach of the Contributor's representations or warranties contained in Section 2.2 of this Agreement, (b) any act or cause of action occurring or accruing prior to the Closing Date and arising from the ownership of the Company Interests prior to the Closing Date, and (c) the ownership or operation of the Property and relating to the period prior to the Closing Date, including, without limitation, actions or claims relating to damage to property or injury to or death of any person occurring or arising during the period prior to the Closing Date, or any claims for any debts or obligations occurring on or about or in connection with the Property or any portion thereof or with respect to the Property' operations at any time prior to the Closing Date.

      3.5 Acquirer's Indemnity. The Acquirer agrees to indemnify and hold the Contributor, and the Contributor's employees, directors, members, partners, affiliates and agents (each of which is an "Indemnified Contributor Party") harmless of and from all Losses which the Indemnified Contributor Party may suffer or incur by reason of (a) any breach of the Acquirer's representations or warranties contained in Section 2.1 of this Agreement, (b) any act or cause of action occurring or accruing on or after the Closing Date and arising from the ownership of the Company Interests or the operation of the Property on or after the Closing Date, and (c) the ownership or operation of the Property and relating to the period on or after the Closing Date, including, without limitation, actions or claims relating to damage to property or injury to or death of any person occurring or arising during the period on or after the Closing Date, or any claims for any debts or obligations occurring on or about or in connection with the Property or any portion thereof or with respect to the Property' operations at any time on or after the Closing Date.

      3.6 Restructuring. Contributor acknowledges that following the Closing, the Entity will restructure its ownership of the Property and the services provided by the Entity into two separate entities, the Entity and University Towers Services, LLC, a North Carolina limited liability company ("Services"). Such restructuring will be effected to prevent any "non-qualifying income" from the operation or ownership of the Property from being earned by the

REIT (through its ownership of Acquirer) and instead to be earned by Services. So long as such restructuring does not have any material adverse tax or economic consequence to the Contributor, the Contributor agrees to cooperate with respect to such restructuring and to take all actions and to execute all documents necessary to effect such restructuring.

                                   ARTICLE IV

                              RELEASES AND WAIVERS

      Each of the releases and waivers enumerated in this Article 4 shall become effective only upon the Closing.

      4.1 General Release of Acquirer.

      As of the Closing, the Contributor and the Contributor irrevocably waives, releases and forever discharges the Acquirer and the Acquirer's affiliates, partners (including the Company), agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever (collectively, "Contributor Claims"), known or unknown, suspected or unsuspected, arising out of or relating to any of the Contributor, the Company, the Entity, the Property or any other matter which exists at the Closing, except for Contributor Claims arising from the breach of any representation, warranty, covenant or obligation by the Acquirer under this Agreement or any agreement contemplated hereby.

      4.2 General Release of Contributor.

      As of the Closing, the Acquirer irrevocably waives, releases and forever discharges the Contributor and the Contributor's agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever (collectively, "Acquirer Claims"), known or unknown, suspected or unsuspected, arising out of or relating to any of the Contributor, the Company, the Entity, the Property or any other matter which exists at the Closing, except for Acquirer Claims arising from the breach of any representation, warranty, covenant, or obligation by the Contributor under this Agreement or any agreement contemplated hereby.

                                    ARTICLE V

                       CONDITIONS PRECEDENT TO THE CLOSING

      5.1 Conditions to Acquirer's Obligations. In addition to any other conditions set forth in this Agreement, the Acquirer's obligation to consummate the Closing is subject to the timely satisfaction of each and every one of the conditions and requirements set forth in this Section 5.1, all of which shall be conditions precedent to the Acquirer's obligations under this Agreement.

            (a) Contributor's Obligations. The Contributor shall have performed all obligations of the Contributor hereunder which are to be performed prior to Closing, and shall have delivered or caused to be delivered to the Acquirer, all of the documents and other information required of the Contributor pursuant to
Section 6.2.

            (b) Contributor's Representations and Warranties. The Contributor's representations and warranties set forth in Section 2.2 shall be true and correct as if made again on the Closing Date.

            (c) No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

            (d) Third Party Consents. To the extent required by the Loan Documents, the Acquirer shall have obtained the consent of the Lender to the Acquirer's acquisition of the Company Interests.

            (e) Completion of Public Offering. The Public Offering shall have been completed.

            (f) Title Policies. Acquirer shall have received updated title policies for the Property as of the Closing Date satisfactory to the Acquirer.

            (g) Second Contribution Agreement. The prior or concurrent closing of the transactions contemplated by the Second Contribution Agreement.

      5.2 Conditions to Contributor's Obligations. In addition to any other conditions set forth in this Agreement, the Contributor's obligation to consummate the Closing is subject to the timely satisfaction of each and every one of the conditions and requirements set forth in this Section 5.2, all of which shall be conditions precedent to the Contributor's obligations under this Agreement.

            (a) Acquirer's Obligations. The Acquirer shall have performed all obligations of the Acquirer hereunder which are to be performed prior to Closing, and shall have delivered or caused to be delivered to the Contributor, all of the documents and other information required of the Acquirer pursuant to
Section 6.3.

            (b) Acquirer's Representations and Warranties. The Acquirer's representations and warranties set forth in Section 2.1 shall be true and correct as if made again on the Closing Date.

            (c) Completion of Public Offering. The Public Offering shall have been completed.

            (d) Second Contribution Agreement. The prior or concurrent closing of the transactions contemplated by the Second Contribution Agreement.

                                   ARTICLE VI

                          CLOSING AND CLOSING DOCUMENTS

      6.1 Closing. The consummation and closing (the "Closing") of the transactions contemplated under this Agreement shall take place at 10:00 a.m. at the offices of Morris,

Manning & Martin, LLP in Atlanta, Georgia, or such other place as is mutually agreeable to the parties, on the day the Acquirer receives the proceeds from the Public Offering from the underwriter(s); provided, however, that this Agreement shall terminate if Closing does not occur prior to March 31, 2004.

      6.2 Contributor's Deliveries. At the Closing, the Contributor shall deliver the following to the Acquirer in addition to all other items required to be delivered to the Acquirer by the Contributor:

            (a) Assignment of Company Interests. The Contributor shall have executed and delivered an Assignment, in substantially the form of Exhibit B attached hereto, granting and conveying to the Acquirer good and indefeasible title to the Company Interests, free and clear of all Liens.

            (b) Execution of Acquirer's Partnership Agreement. Signature pages of the Acquirer's Partnership Agreement duly executed by the Contributor, as limited partner.

            (c) FIRPTA Certificate. An affidavit from the Contributor certifying pursuant to Section 1445 of the Internal Revenue Code that the Contributor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code and the Income Tax Regulations promulgated thereunder).

            (d) Books and Records. All books and records, title insurance policies, leases, lease files, contracts, stock certificates, original promissory notes, another indicia of ownership with respect to the Company which are in the Contributor's possession or which can be obtained through the Contributor's reasonable efforts.

            (e) Other Documents. Any other document or instrument reasonably requested by the Acquirer or required hereby. Without limiting the generality of the foregoing, to the extent that individuals associated with the Contributor serve as managers, officers or directors in the Company or the Entity, the Contributor shall cause such individuals to resign and withdraw from such positions at Closing. Upon request of the Acquirer, the Contributor shall provide a certified copy of all appropriate corporate actions executing the execution, delivery and performance by the Contributor of this agreement.

      6.3 Acquirer's Deliveries. At the Closing, the Acquirer shall deliver the following:

            (a) Consideration/Certificates for Units. The Consideration. If certificates are issued, certificates representing Units duly issued by the Acquirer in the name of the Contributor as of the Closing Date representing the Units to which the Contributor is entitled pursuant to Section 1.2 of this Agreement.

            (b) Executed Acquirer's Partnership Agreement. The fully executed Acquirer's Partnership Agreement, with the original duly executed signature of Education Realty OP Limited Partner Trust, a Maryland business trust which is the wholly-owned subsidiary of the REIT, as general partner, and original or photostatic copies of the signatures of all limited partners.

            (c) Other Documents. Any other document or instrument reasonably requested by the Contributor or required hereby.

      6.4 Fees and Expenses; Closing Costs. The Acquirer shall pay any documentary transfer taxes, escrow charges, title charges and recording taxes for fees incurred in connection with the transactions contemplated by this Agreement; provided however, that the Contributor shall pay their own legal fees and expenses.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1 Notices. Any notice provided for by this Agreement and any other notice, demand, or communication required hereunder shall be in writing by either (i) personal delivery (including recognized overnight delivery service),
(ii) confirmed facsimile transmission or (iii) certified or registered mail, postage prepaid, with return receipt requested. All notices shall be addressed as follows:

            Acquirer:

            UNIVERSITY TOWERS OPERATING PARTNERSHIP, LP
            530 Oak Court Drive
            Suite 300
            Memphis, Tennessee 38117
            Attention: Paul O. Bower
            Fax No.: (901)259-2594

            with a copy to:

            Morris, Manning & Martin, LLP
            3343 Peachtree Road, N.E.
            Suite 1600
            Atlanta, Georgia 30326
            Attention: Rosemarie A. Thurston
            Fax No.: (571) 382-1760

            Contributor:

            9 McKnight Avenue
            Raleigh, North Carolina 27607

            with a copy to:

            Sink & Potter, LLP
            P.O. Box 1471
            Raleigh, North Carolina 27602
            Attention:  Henry H. Sink, Jr.

Any address or name specified above may be changed by a notice given by the addressee to the other party. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery. The inability to deliver because of changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of the notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept.

      7.2 Entire Agreement; Modifications and Waivers; Cumulative Remedies. This Agreement supersedes any existing letter of intent between the parties, constitutes the entire agreement among the parties hereto and may not be modified or amended except by instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. In the event of any conflict or apparent inconsistency between the exhibits attached hereto and the text of this Agreement or among the exhibits attached hereto, the terms of Exhibit A shall control.

      No delay or omission in the exercise of any right or remedy accruing to Acquirer or the Contributor upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by the Contributor or the Acquirer of any breach of any term, covenant, or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant, or condition herein contained. All rights, powers, options, or remedies afforded to Contributor or the Acquirer either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option, or remedy shall not bar other rights, powers, options, or remedies allowed herein or by law, unless expressly provided to the contrary herein.

      7.3 Exhibits. All exhibits referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

      7.4 Successors and Assigns. This Agreement may not be assigned by any party without the prior approval of the other parties hereto, except that the Acquirer may assign its rights and obligations to an affiliate. This Agreement shall be binding upon, and inure to the benefit of, the Contributor, the Acquirer, and their respective legal representatives, successors, and permitted assigns.

      7.5 Article Headings. Article headings and article and section numbers are inserted herein only as a matter of convenience and in no way define, limit, or prescribe the scope or intent of this Agreement or any part hereof and shall not be considered in interpreting or construing this Agreement.

      7.6 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

      7.7 Counterparts. This Agreement may be executed in any number of counterparts and by any party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

      7.8 Survival. All representations and warranties contained in this Agreement, and all covenants and agreements contained in the Agreement which contemplate performance after the Closing Date and the obligations of the parties not fully performed at the Closing (including, without limitation, those covenants and agreements contained in Sections 1.2, 1.5, 3.2, 3.3, 3.4, 3.5, 3.6, 4.1, 4.2, 6.4, and 7.14 hereof) shall survive the Closing.

      7.9 Further Acts. In addition to the acts, instruments and agreements recited herein and contemplated to be performed, executed and delivered by the Acquirer and the Contributor and the Acquirer and Contributor shall perform, execute, and deliver or cause to be performed, executed, and delivered at the Closing or after the Closing, any and all further acts, instruments, and agreements and provide such further assurances as the other parties may reasonably require to consummate the transaction contemplated hereunder.

      7.10 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

      7.11 Equitable Remedies. The Contributor agrees that irreparable damage would occur to the Acquirer in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Acquirer shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the Contributor and to enforce specifically the terms and provisions hereof in any federal or state court located in Tennessee (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which the Acquirer is entitled under this Agreement or otherwise at law or in equity.

      7.12 Time of the Essence. TIME IS OF THE ESSENCE with respect to all obligations of the parties under this Agreement.

      7.13 Attorneys' Fees. Should a party employ an attorney or attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, any non-prevailing party in any action pursued in a court of competent jurisdiction (the finality of which is not legally contested) shall pay to the prevailing party all reasonable costs, damages, and expenses, including reasonable attorneys' fees, expended or incurred in connection therewith.

      7.14 Confidentiality. The Contributor acknowledges that the matters relating to the REIT, the Public Offering, this Agreement, and the other documents, terms, conditions and information related thereto (collectively, the "Information") are confidential in nature. Therefore, the Contributor covenants and agrees to keep the Information confidential and will not (except as required by applicable law, regulation or legal process including applicable securities laws), without the Acquirer's prior written consent, disclose any Information in any manner whatsoever;

provided, however, that the Information may be revealed only to the Contributor's key employees, legal counsel and financial advisors and to the Property Lender, each of whom shall be informed of the confidential nature of the Information and shall agree to act in accordance with the terms of this
Section 7.14. In the event that the Contributor or its key employees, legal counsel or financial advisors or the Property Lender (collectively, the "Information Group") are requested pursuant to, or required by, applicable law (other than in connection with the Public Offering), regulation or legal process to disclose any of the Information, the applicable member of the Information Group will notify the Acquirer promptly so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Section 7.14. In the event that no such protective order or other remedy is obtained, or that the Acquirer waives compliance with the terms of this Section 7.14, the applicable member of the Information Group may furnish only that portion of the Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Information. The Contributor acknowledges that remedies at law may be inadequate to protect the Acquirer or the REIT against any actual or threatened breach of this Section 7.14, and, without prejudice to any other rights and remedies otherwise available, the Contributor agrees to the granting of injunctive relief in favor of the REIT and/or the Acquirer without proof of actual damages.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, this Agreement has been entered into effective as of the 20th day of September, 2004.

                                    CONTRIBUTOR:

                                    /s/ Melton E. Valentine, Jr.
                                    ---------------------------------------
                                    MELTON E. VALENTINE, JR.

                                    ACQUIRER:

                                    UNIVERSITY TOWERS OPERATING
                                    PARTNERSHIP, LP

                                    By: UNIVERSITY TOWERS OP GP, LLC,
                                        its general partner

                                    By: /s/ Paul O. Bower
                                    ---------------------------------------
                                    Name:  Paul O. Bower
                                    Title: President and Chief Executive Officer

                                    EXHIBIT A

                          EDUCATION REALTY TRUST, INC.
                          TERMS FOR THE ACQUISITION OF
                             UNIVERSITY TOWERS, LLC

      The following summarizes the material terms for the acquisition of University Towers Raleigh, LLC ("UT, LLC") and the University Towers property by Education Realty Trust, Inc. (the "REIT") through the acquisition of all the interests in UT, LLC from University Towers Building, LLC, an entity controlled by Melton E. Valentine, Jr. ("VALENTINE"), and AOD/Raleigh Residence Hall, LLC, a Tennesee limited liability company ("AOD"), and the transfer of ownership of the land upon which University Towers is situated (the "LAND") and an adjoining parking garage (the "GARAGE") to Valentine or one of his designated affiliates. If it will facilitate the consummation of the transactions described below and will minimize or avoid the need for lender or other consents in order to consummate such transactions, the parties agree that the transactions described below will be modified so as to be structured as a contribution of all the ownership interests in AOD and University Towers Building, LLC by their respective owners rather than as a transfer of interests in UT,LLC so long as the result is the same to Valentine and the owners of AOD for financial and tax purposes.

      PRIMARY TRANSACTION:

            1. To facilitate this transaction (or the alternative transaction described below if lender consent from Midland, the existing lender, cannot be obtained prior to closing of the IPO by the REIT so as to permit the in-kind distribution described in this section), and to enable Valentine to retain as much of the debt basis as needed to defer gain on his deficit capital account in UT, LLC, (as it may be adjusted by any in-kind distribution) the acquisition of University Towers will be structured as the acquisition of all the interests in UT, LLC into a DownREIT partnership in exchange for Units in that DownREIT partnership and, to the extent as indicated below, cash.

                  DownREIT partnership will covenant under tax protection clauses to cause Valentine to retain adequate debt to cover both his current deficit capital account and increases in the deficit attributable to any in-kind distribution pursuant to this agreement. If requested, the DownREIT partnership will agree for Valentine to assume a Deficit Restoration Obligation ("DRO") if needed to achieve such result. The DownREIT partnership will be a subsidiary of the REIT's Operating Partnership.

                  The Units in the DownREIT partnership will be identical in all economic participations as Units issued in the main Operating Partnership, with the same convertibility features into REIT shares as Units in the main Operating Partnership and making a distribution per share equivalent in amount to the dividends that would be payable on REIT shares on an as converted basis.

                  For valuation purposes in the appraisal process described below, the land under the University Towers building and the land under the Garage will be subdivided as separate parcels and valued as separate parcels with the University Towers residence hall and the Garage, respectively.

            2. For purposes of all calculations, University Towers (including the Improvements, Land and Garage) will be valued at $37,500,000. UT, LLC will make customary distributions (earned income but not prepaid rent) pending closing.

            3. UT, LLC will contract to distribute to Valentine prior to closing of the IPO by the REIT and the consummation of the formation transaction a 50% fractional undivided interest in the Land and Garage, subject to existing debt to Midland, and conditioned upon obtaining any required lender consent.

            4. UT, LLC will enter into a contract for Valentine to acquire the remaining 50% of the Land and the Garage for a price to be determined by appraisal before the closing of the IPO. The methodology for appraisal will call for each of Valentine and the REIT to select one appraiser and for the two appraisers each to appraise the property. If the difference between the two appraisals is less than 10%, the two appraisals will be averaged to determine the fair market value. If the difference is more than 10% the two appraisers will select a third appraiser who appraises the property and the third appraiser's determination controls. Each party bears the cost of its own appraiser, and the costs of the third appraiser are shared equally. It is the intention of the parties that the appraisal process will be completed before November 1, 2004 and the parties will cooperate to achieve that goal.

            5. Valentine's obligation to acquire the Land and Garage under the contract will be contingent upon the appraisal on the Land and the Garage resulting in a total appraised value not exceeding, in the aggregate for 100% of both, $4,000,000 (thus a 50% undivided interest in the Land and Garage shall not exceed $2,000,000). If it exceeds the above value, Valentine may, at his election proceed to acquire the Land and Garage at the higher figure. For purposes of the appraisal, the land under the Garage and the University Towers building will be subdivided and valued separately.

            6. The value of the interests of AOD and Valentine, respectively, in UT, LLC are each valued at their equity value (i.e. $37,500,000 less debt on the University Towers as of the relevant date).

            7. When the 50% undivided interests in the Land and Garage are distributed to Valentine, Valentine's value in his interest in UT, LLC is recalculated to reflect the debit to Valentine for the value of 50% of the Land and 50% of the Garage as determined by the appraisal methodology.

            8. AOD (the owner of 50% interest in UT, LLC) enters into its Contribution Agreement with the DownREIT Partnership for its interest in UT, LLC for an agreed value of its equity value in its interest (currently estimated at approximately $6,500,000) with this value to be allocated between cash and Units as specified in the contribution agreement (with REIT Management taking all Units and other owners of AOD electing cash or Units). Units will be valued as of equivalent value to shares of the REIT at the IPO price on an as converted basis (i.e. 1 for 1).

            9. Valentine enters into a Contribution Agreement to transfer his recalculated interest in UT, LLC as described in paragraph number 7. The split between consideration of cash and Units to Valentine will be $1,000,000 in Units with the balance in cash. Valentine's obligation to close under this Primary Transaction structure is contingent upon obtaining any required lender consents to effectuate the in-kind distribution of the 50% interest in the Garage and Land. Units will be valued as of equivalent value to shares of the REIT at the IPO price on an as converted basis (i.e. 1 for 1).

            10. If it is not possible to obtain lender consent to the in-kind distribution of the Land and Garage to Valentine prior to closing of the IPO, Valentine's contribution agreement converts to the Back-up Transaction discussed below.

            11. Valentine also agrees in his Contribution Agreement he will cooperate to assist the DownREIT Partnership to restructure the ownership of UT, LLC into two brother/sister entities to ameliorate non-qualifying income issues for the REIT, so long as such restructuring has no adverse economic or tax effect upon him.

            12. After obtaining any required approvals, immediately prior to Closing of the IPO, UT, LLC distributes to Valentine the 50% undivided interest in the Land and Garage pursuant to Paragraph 3 above.

            13. UT, LLC enters into a 40-year Ground Lease with Valentine as tenant for Valentine to lease the 50% of the Garage not owned by Valentine and a 40-year Ground Lease with Valentine as landlord to lease back the 50% of the Land now owned by Valentine. The rental on each of the Ground Leases is computed at 7.5% of the value of the property interest leased as determined under the appraisal methodology. Rent ratchets every five years based on a CPI adjustment. Valentine as operator will be free to lease the Garage facility under the Ground Lease and retain the net profits provided that first priority will be offered to tenants of the University Towers. The Lease on the Garage will be effective June 1, 2005.

            14. At the IPO closing, the DownREIT Partnership acquires 100% of UT, LLC for Units and cash as specified in the Contribution Agreements.

            15. UT, LLC, which is now post closing 100% owned by the DownREIT partnership, is restructured so as to split "qualifying" income assets from "non-qualifying" income assets. Valentine's contract on the Land and Garage is unaffected and Valentine cooperates as needed to facilitate this result.

            16. At such point as Valentine obtains the required consents or the existing Midland loan is paid off, Valentine acquires the remaining 50% interest in Land and Garage from UT, LLC partnership for cash for the fixed price as previously determined pursuant to the appraisal procedure. The DownREIT Partnership receives and retains the cash. AOD contributors who own Units are taxed on any 704(c) built in gain associated with the sale, if any.

            17. The Ground Lease on the Land automatically applies to this additional transferred interest and the rent under the Ground Lease on the Land doubles and the lease on the Garage terminates.

      BACK UP TRANSACTION:

            1. If lender consent cannot be obtained for the in-kind distribution prior to the closing of the formation transaction for the IPO, the deal will be structured as a post formation distribution and purchase.

            2. Valentine and AOD will each agree to contribute their respective 50% interests in UT, LLC to the DownREIT partnership in exchange for the full equity value for those 50% interests in UT, LLC (which are currently assumed to be approximately $6,500,000). As to AOD, such amount will be paid in cash and Units in the amount elected by the non-Management owners of AOD and Units as to Management. As to Valentine, the value will be paid in a combination of cash and Units split $1,000,000 in Units and the balance in cash. Units will be valued for these purposes as of equivalent value to shares of the REIT at the IPO price for REIT shares on an as converted basis (i.e. 1 for 1).

            3. The new DownREIT partnership will enter into a contract with Valentine for Valentine to acquire 100% of the Land and 100% of the Garage as follows. Unless otherwise agreed by the parties, the closing date under the contract will be on the day specified by the DownREIT partnership which is not sooner than 5 months and not later than 6 months after the date of delivery of written notice to Valentine that the DownREIT partnership intends either (i) to pay off the existing Midland Loan in accordance with the Note representing such Loan (which comes due in 2008, but which may be paid off in 2007 when the yield maintenance clause in the Loan expires (and the DownREIT partnership will use reasonable efforts to do so if rates are favorable at that time)) or (ii) the Land and Garage will otherwise be released as collateral for the Midland Loan and can be transferred free and clear of indebtedness. At the closing Valentine will acquire a 50% undivided interest in the Land and Garage as a distribution from the DownREIT in exchange for a number of Units (plus additional cash to cover any shortfall, if required) equal to the value of 50% of the Land and Garage as determined pursuant to the appraisal process. In addition, he will buy the remaining 50% of the Land and Garage from the DownREIT partnership for cash. The Units to be surrendered as consideration for the in-kind distribution for the Land and Garage will be valued for purposes of the exchange as of equivalent value to shares of the REIT at the IPO price for REIT shares on an as converted basis (i.e. 1 for 1).

            4. Valentine's obligation to acquire the Land and Garage under the contract will be contingent upon the appraisal on the Land and the Garage resulting in a total appraised value not exceeding, in the aggregate for 100% of both, $4,000,000 (thus a 50% undivided interest in the Land and Garage shall not exceed $2,000,000). If it exceeds the above value, Valentine may, at his election proceed to acquire the Land and Garage at the higher figure.

            5. At the closing of the acquisition of the Land, Valentine as landlord and the DownREIT partnership as tenant will enter into a 40 year Ground Lease for the Land with the DownReit partnership. The rental payments will be at the rate of 7.5% of the value of the Land that the DownREIT partnership is leasing as determined pursuant to the appraisal methodology with the rent adjusted under a CPI adjustments clause every five years of the term.

            6. During the period commencing June 1, 2005, but prior to the closing of the contract, the DownREIT partnership will lease the Garage to Valentine's designated entity for a term extending until the acquisition of the Land (or expiration of the contract) by Valentine's entity pursuant to the terms of the Option. The rent for the Garage will be at an annual rent of 7.5% of the appraised value of the entire Garage as determined by the appraisal methodology. Upon acquisition, the Garage Ground Lease will terminate.

                                    EXHIBIT B

                                   Assignment

      MELTON E. VALENTINE, JR. (the "Assignor") for good and valuable consideration paid to the Assignor by UNIVERSITY TOWERS OPERATING PARTNERSHIP, LP, a Delaware limited partnership ("Assignee"), pursuant to the Contribution Agreement dated as of _______________, 2004, by and between Assignor and Assignee (the "Agreement") and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby sell, assign, transfer, convey and deliver good and indefeasible title to the Company Interests to Assignee, its successors and assigns, free and clear of all liens, encumbrances, security interests, prior assignments, conditions, restrictions, claims, and other matters affecting title thereto.

      Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be signed by a duly authorized officer this ____ day of _______, 2004.

                                          ASSIGNOR:

                                          ____________________________________
                                          MELTON E. VALENTINE, JR.

                                    EXHIBIT C

                          UPREIT Partnership Agreement

                              AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                   EDUCATION REALTY OPERATING PARTNERSHIP, LP

                              DATED: ________, 2004

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                   EDUCATION REALTY OPERATING PARTNERSHIP, LP

      RECITALS:

      Education Realty Operating Partnership, LP (the "Partnership") was formed as a limited partnership under the laws of the State of Delaware by the filing of a Certificate of Limited Partnership with the Secretary of State of Delaware on ________ ___, 2004. The General Partner, Education Realty OP Limited Partner Trust, a Maryland business trust, and Education Realty Limited Partner, LLC, a Delaware limited liability company, entered into the Agreement of Limited Partnership of the Partnership as of ________ _____, 2004. The General Partner now desires to amend and restate such agreement.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                  DEFINED TERMS

      Whenever used in this Agreement, the following terms shall have the meanings respectively assigned to them in this Article I, unless otherwise expressly provided herein or unless the context otherwise requires:

      "ACT" shall mean the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et. seq., as amended, supplemented or restated from time to time, and any successor to such statute.

      "ADDITIONAL FUNDS" has the meaning set forth in Section 4.4 hereof.

      "ADDITIONAL LIMITED PARTNER" shall mean a Person admitted to this Partnership as a Limited Partner pursuant to and in accordance with this Agreement.

      "ADDITIONAL SECURITIES" has the meaning set forth in Section 4.3(b).

      "AFFILIATE" of another Person shall mean (a) any Person directly or indirectly owning, controlling or holding with power to vote ten percent (10%) or more of the outstanding voting securities of such other Person; (b) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with, such other Person; (d) any officer, director, member or partner of such other Person; and (e) if such other Person is an officer, director, member or partner in a company, the company for which such Person acts in any such capacity.

      "AGREED VALUE" shall mean the fair market value of Contributed Property as agreed to by the contributing partner and the Partnership, using such reasonable method of valuation as they may adopt.

      "AGREEMENT" shall mean this Amended and Restated Agreement of Limited Partnership of Education Realty Operating Partnership, LP, as amended from time to time.

      "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, as amended, 11 U.S.C. Sections 101 ET SEQ., and as hereafter amended from time to time.

      "BUSINESS DAY" shall mean any day when the New York Stock Exchange is open for trading.

      "CAPITAL ACCOUNT" shall mean, as to any Partner, the account established and maintained for such Partner pursuant to Section 5.3 hereof.

      "CAPITAL CONTRIBUTION" shall mean the amount in cash or the Agreed Value of Contributed Property contributed by each Partner (or his original predecessor in interest) to the capital of the Partnership for his interest in the Partnership.

      "CAPITAL TRANSACTION" means any of (i) a transaction where any debt or liability to which a Property is subject is refinanced; (ii) a sale or exchange of all or a part of a Property outside of the ordinary course of the business of the Partnership, or (iii) the condemnation or casualty of all or any part of any Property.

      "CASH AMOUNT" means an amount of cash per Common Partnership Unit equal to the Value on the Valuation Date of the REIT Common Shares Amount.

      "CASH FLOW" shall mean the excess of cash revenues actually received by the Partnership in respect of Partnership operations for any period, and the amount of any reduction in reserves of the Partnership, over Operating Expenses for such period. Cash Flow shall not include Disposition Proceeds.

      "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the General Partner filed with the Secretary of State of the State of Delaware, as amended or restated from time to time.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time. Reference to any particular provision of the Code shall mean that provision in the Code at the date hereof and any succeeding provision of the Code.

      "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

      "COMMON PARTNERSHIP INTEREST" shall mean an ownership interest in the Partnership, other than a Preferred Partnership Interest, and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

      "COMMON PARTNERSHIP UNIT" shall mean a fractional, undivided share of the Common Partnership Interests of all Partners issued hereunder. At all times there shall be maintained an equivalency of Common Partnership Units and REIT Common Shares, except as otherwise provided herein.

      "COMMON PERCENTAGE INTEREST" shall mean the percentage ownership interest in the Common Partnership Units of each Partner, as determined by dividing the Common Partnership Units owned by a Partner by the total number of Common Partnership Units then outstanding.

      "COMPANY" means Education Realty Trust, Inc., a Maryland corporation.

      "CONTRIBUTED PROPERTY" shall mean a Partner's interest in property or other consideration (excluding services and cash) contributed to the Partnership by such Partner.

      "CONVERSION FACTOR" shall mean 1.0; PROVIDED, HOWEVER, that in the event the Company (i) declares or pays a dividend on its outstanding REIT Common Shares in REIT Common Shares or makes a distribution to all holders of its outstanding REIT Common Shares in REIT Common Shares, (ii) subdivides its outstanding REIT Common Shares, or (iii) combines its outstanding REIT Common Shares into a smaller number of REIT Common Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Common Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; PROVIDED, HOWEVER, that if the General Partner receives a Notice of Redemption after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner had received the Notice of Redemption immediately prior to the record date for such dividend, distribution, subdivision or combination.

      "DISPOSITION PROCEEDS" shall mean proceeds received by the Partnership as a result of a Capital Transaction decreased by the amount of such proceeds applied to (i) pay all debts and liabilities of the Partnership that are required to be repaid as a result of such Capital Transaction and any debts and liabilities which the General Partner elects to cause the Partnership to pay with such proceeds; (ii) the costs and expenses of the Capital Transaction; and
(iii) the establishment or increase of reasonable reserves.

      "EDUCATION REALTY LIMITED PARTNER, LLC" means Education Realty Limited Partner, LLC, a Delaware limited liability company.

      "EVENT OF BANKRUPTCY" shall mean as to any Person the filing of a petition for relief as to such Person as debtor or bankrupt under the Bankruptcy Code or similar provision of law of any jurisdiction (except if such petition is contested by such Person and has been dismissed within ninety
      (90) days of the filing thereof); insolvency of such Person as finally determined by a court of competent jurisdiction; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of such Person's assets; commencement of any proceedings relating to such Person as a debtor under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, but if such proceeding is commenced by another, only if such Person indicates his approval of such proceeding, or such proceeding is contested by such Person and has not been finally dismissed within ninety (90) days.

      "GENERAL PARTNER" shall mean Education Realty OP GP, Inc., a Delaware corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

      "GENERAL PARTNERSHIP INTEREST" shall mean the ownership interest of a General Partner in the Partnership.

      "GOVERNMENT OBLIGATIONS" shall mean securities that are (i) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, that are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust as custodian with respect to any such obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

      "INDEMNITEE" shall mean (i) any Person made a party to a proceeding by reason of his or her status as (A) the General Partner or (B) a director, officer, employee or agent of the Partnership or the General Partner, and
      (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

      "INITIAL CONTRIBUTED ASSETS" shall mean those properties identified as Initial Contributed Assets on Exhibit A hereto.

      "IRS" shall mean the Internal Revenue Service.

      "LIMITED PARTNER" shall mean any Person named as a Limited Partner on Exhibit A attached hereto and any Person who becomes a Substitute Limited Partner pursuant to Section 9.6 hereof or an Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

      "LIMITED PARTNERSHIP INTEREST" shall mean the ownership interest of a Limited Partner in the Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which such Limited Partner may be entitled as provided in this Agreement and in the Act, together with the obligations of such Limited Partner to comply with all the provisions of this Agreement and of the Act.

      "NOTICE OF REDEMPTION" shall mean the Notice of Exercise of Redemption Right substantially in the form attached as Exhibit C hereto.

      "OFFERING" shall mean the offer and sale by the Company of REIT Common Shares for sale to the public pursuant to the Prospectus.

      "OPERATING EXPENSES" shall mean (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expense of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses; PROVIDED, HOWEVER, that Operating Expenses shall not include any administrative costs and expenses incurred by the General Partner that are attributable to Properties or partnership interests in a Subsidiary that are owned by the General Partner or the Company directly.

      "PARTNER" shall mean the General Partner or any Limited Partner.

      "PARTNERSHIP" shall mean Education Realty Operating Partnership, LP, a Delaware limited partnership.

      "PARTNERSHIP INTEREST" shall mean an ownership interest in the Partnership and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

      "PARTNERSHIP RECORD DATE" shall mean the record date established by the General Partner for the distribution of Cash Flow pursuant to Section 8.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its shareholder of some or all of its portion of such distribution.

      "PARTNERSHIP UNIT" means a Common Partnership Unit, a Preferred Partnership Unit or an other fractional, undivided share of the Partnership Interests that the General Partner has authorized pursuant to this Agreement. The Partnership Units of the Partners shall be set forth on Exhibit A, as may be amended from time to time.

      "PERSON" shall mean any individual, partnership, corporation, limited liability company, trust or other entity.

      "PREFERRED PARTNERSHIP INTEREST" shall mean an ownership interest in the Partnership, having a preference in payment of distributions or on liquidation, and includes any and all benefits to which the holder of such an ownership interest may be entitled as provided in this Agreement or the Act, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Act.

      "PREFERRED PARTNERSHIP UNIT" shall mean a fractional, undivided share of the Preferred Partnership Interests of all Partners issued hereunder.

      "PREFERRED PERCENTAGE INTEREST" shall mean the percentage ownership interest in the Preferred Partnership Units of each Partner, as determined by dividing the Preferred Partnership Units owned by a Partner by the total number of Preferred Partnership Units then outstanding.

      "PROPERTY" shall mean any property or other investment in which the Partnership holds a direct or indirect ownership interest.

      "PROSPECTUS" shall mean the final prospectus, dated ______ ___, 2004, delivered to purchasers of REIT Shares in the Offering.

      "REDEEMING PARTNER" shall have the meaning provided in Section 7.4(a) hereof.

      "REDEMPTION RIGHT" shall have the meaning provided in Section 7.4(a) hereof.

      "REIT" shall mean a real estate investment trust under Sections 856 through 860, inclusive, of the Code.

      "REIT COMMON SHARE" shall mean a share of the common shares of the Company.

      "REIT COMMON SHARES AMOUNT" shall mean (a) with respect to any Limited Partner other than Education Realty Limited Partner, LLC, a whole number of REIT Common Shares equal to the product of the number of Common Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor in effect on the Specified Redemption Date (rounded down to the nearest whole number in the event such product is not a whole number), and (b) with respect to Education Realty Limited Partner, LLC, a whole number of REIT Common Shares equal to the product of (i) the number of Common Partnership Units offered for redemption by Education Realty Limited Partner, LLC; multiplied by
(ii) the quotient of Education Realty Limited Partner, LLC's Capital Account balance immediately prior to such redemption (such Capital Account being adjusted as of the Specified Redemption Date through an interim closing of the Partnership's books to reflect all income and loss allocable to Education Realty Limited Partner, LLC through the Specified Redemption Date) divided by the product of the number of Common Partnership Units held by Education Realty Limited Partner, LLC immediately prior to such redemption multiplied by the Value of one REIT Common Share as of the Valuation Date; multiplied by (iii) the Conversion Factor in effect on the Specified Redemption Date (rounded down to the nearest whole number in the event such product is not a whole number). Notwithstanding the foregoing, in the event the Company at any time issues to all holders of REIT Common Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Common Shares, or any other securities or property (collectively, the "Rights"), which Rights have not expired pursuant to their terms, then the REIT Common Shares Amount thereafter shall also include such Rights that a holder of that number of REIT Common Shares would be entitled to receive.

      "REIT EXPENSES" means (i) costs and expenses relating to the formation and continuity of existence of the Company and any Subsidiaries thereof (which Subsidiaries shall, for purposes hereof, be included within the definition of Company), including taxes, fees and assessments associated therewith, any and all costs, expenses or fees payable to any director, officer, or employee of the Company, (ii) costs and expenses relating to the public offering and registration of securities or private offering of securities by the Company and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the Company under federal, state or local laws or regulations, including filings with the Commission, (iv) costs and expenses associated with compliance by the Company with laws, rules and regulations promulgated by any regulatory body, including the Commission, and (v) all other operating or administrative costs of the Company, including, without limitation, insurance premiums, and legal, accounting and directors' fees, incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

      "REIT PREFERRED SHARE" shall mean a share of the preferred shares of the Company.

      "REIT SHARE" shall mean a REIT Common Share or a REIT Preferred Share.

      "SPECIFIED REDEMPTION DATE" shall mean, with respect to a given Partner, the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption, provided that no Specified Redemption Date may occur with respect to any Unit before one year after such Unit is issued by the Partnership.

      "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities, or (ii) the outstanding equity interests, are owned, directly or indirectly, by such Person.

      "SUBSTITUTE GENERAL PARTNER" has the meaning set forth in Section 9.2.

      "SUBSTITUTE LIMITED PARTNER" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to Section 9.6 hereof.

      "SURVIVING PARTNER" has the meaning set forth in Section 9.1(c) hereof.

      "TRANSACTION" has the meaning set forth in Section 9.1(b) hereof.

      "TRANSFER" has the meaning set forth in Section 9.5(a) hereof.

      "TREASURY REGULATIONS" shall mean the federal income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "VALUATION DATE" shall mean the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

      "VALUE" shall mean, with respect to a REIT Common Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Common Shares are listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Common Shares are not listed or admitted to trading on any securities exchange or the NASDAQ National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten
(10) days prior to the date in question) for which prices have been so reported; PROVIDED, HOWEVER, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Common Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Common Shares Amount includes rights that a holder of REIT Common Shares would be entitled to receive, and the General Partner acting in good faith determines that the value of such rights is not reflected in the Value of the REIT Common Shares determined as aforesaid, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                   ARTICLE II
            PARTNERSHIP CONTINUATION; ADMISSION OF LIMITED PARTNERS;
                  NAME; PLACE OF BUSINESS AND REGISTERED AGENT

      SECTION 2.1 CONTINUATION. The Partners hereby agree to continue the Partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

      SECTION 2.2 CERTIFICATE OF LIMITED PARTNERSHIP; OTHER FILINGS. The General Partner shall prepare (or caused to be prepared), execute, acknowledge, record and file at the expense of the Partnership, a Certificate of Limited Partnership and all requisite fictitious name statements and notices in such places and jurisdictions as may be required by the Act or necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

      SECTION 2.3 ADDITIONAL LIMITED PARTNERS. The General Partner shall in timely fashion amend this Agreement and, if required by the Act, the Certificate of Limited Partnership filed for record to reflect the admission pursuant to the terms of this Agreement of a Person as a Limited Partner.

      SECTION 2.4 NAME, OFFICE AND REGISTERED AGENT. The name of the Partnership shall be Education Realty Operating Partnership, LP The principal place of business of the Partnership shall be at 530 Oak Court Drive, Memphis, Tennessee 38117. The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership's statutory agent for service of process on the Partnership in Tennessee is _________________. The name and address of the Partnership's statutory agent for service of process on the Partnership in Delaware is ____________.

                                   ARTICLE III
                        BUSINESS AND TERM OF PARTNERSHIP

      SECTION 3.1 BUSINESS. The purpose and nature of the business of the Partnership is to conduct any business that may lawfully be conducted by a limited partnership organized pursuant to the Act; PROVIDED, HOWEVER, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to be qualified as a REIT under the Code, unless the board of directors of the Company determines to cease to qualify as a REIT. To consummate the foregoing and to carry out the obligations of the Partnership in connection therewith or incidental thereto, the General Partner shall have the authority, in accordance with and subject to the limitations set forth elsewhere in this Agreement, to make, enter into, perform and carry out any arrangements, contracts or agreements of every kind for any lawful purpose, without limit as to amount or otherwise, with any corporation, association, partnership, limited liability company, firm, trustee, syndicate, individual or any political or governmental division, subdivision or agency, domestic or foreign, and generally to make and perform agreements and contracts of every kind and description and to do any and all things necessary or incidental to the foregoing for the protection and enhancement of the assets of the Partnership.

      SECTION 3.2 TERM. The Partnership as herein constituted shall continue in perpetuity and shall have perpetual existence, unless earlier dissolved or terminated pursuant to law or the provisions of this Agreement.

                                   ARTICLE IV
                              CAPITAL CONTRIBUTIONS

      SECTION 4.1 GENERAL PARTNER. The General Partner has contributed the property identified on Exhibit A attached hereto to the capital of the Partnership.

      SECTION 4.2 LIMITED PARTNERS. The Limited Partners have contributed cash or their respective ownership interests in the Contributed Property to the Partnership as identified on Exhibit A attached hereto. The Agreed Values of the Limited Partners' proportionate ownership interest in the Contributed Properties as of the date of contribution are set forth on Exhibit A attached hereto.

      SECTION 4.3 ADDITIONAL CAPITAL CONTRIBUTIONS AND ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS. The Partners shall have no preemptive or other right or obligation to make any additional Capital Contributions or loans to the Partnership. Any of the General Partner, Education Realty OP Limited Partner or Education Realty Limited Partner, LLC may contribute additional capital or property to the Partnership, from time to time, and receive additional Partnership Interests in respect thereof, in the manner contemplated in this
Section 4.3.

            (a) ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS.

                  (i) GENERAL. The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests in the form of Common Partnership Units and Preferred Partnership Units for any Partnership purpose at any time or from time to time, to the Partners or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any of the Limited Partners. Any additional Partnership Interest issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, and all as shall be set forth in an Exhibit to this Agreement, which Exhibit shall be incorporated into and become part of this Agreement upon adoption by the General Partner, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; (iii) the rights of each class or series of Partnership Interests upon dissolution and liquidation of the Partnership and (iv) the right to vote; PROVIDED, HOWEVER, that no additional Partnership Interests shall be issued to the Company, the General Partner, Education Realty OP Limited Partner Trust or Education Realty Limited Partner, LLC unless:

                  (ii) In the case of the Company, the General Partner or Education Realty OP Limited Partner Trust, either (A)(1) the additional Partnership Interests are issued in connection with an issuance of REIT Shares or other interests in the Company, all such that the economic interests of such REIT Shares are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the Company or any of its Affiliates (including, without limitation, the General Partner and Education Realty OP Limited Partner Trust) in accordance with this Section 4.3,
                  (2) the Company shall make, directly or through one of its Affiliates (including, without limitation, the General Partner and Education Realty OP Limited Partner Trust), a Capital Contribution to the Partnership in an amount equal to the proceeds raised or other property received by the Company, directly or through one or more Affiliates, in connection with the issuance of such shares or other interests in the Company and (3) the additional Partnership Interests are issued in exchange for property owned by the Company or its Affiliates (including, without limitation, the General Partner and Education Realty OP Limited

                  Partner Trust) with a fair market value, as determined by the General Partner, in good faith, equal to the value of the Partnership Interests, or (B) the additional Partnership Interests are issued to all Partners in proportion to their respective Common Percentage Interests or Preferred Percentage Interests, as applicable.

                  (iii) In the case of Education Realty Limited Partner, LLC,
                  (A) such additional Partnership Interests are issued as Common Partnership Units and represent only a profits interest in the Partnership upon issuance (i.e., such Common Partnership Units entitle Education Realty Limited Partner, LLC to no right to receive any share of the value of the Partnership's assets as of the date of the issuance of such Common Partnership Units and entitle Education Realty Limited Partner, LLC only the right to receive any profits or appreciation that are earned by the Partnership or which inure to the Partnership's assets after the date of the issuance of such Common Partnership Units) and (B) the aggregate number of Common Partnership Units held by Education Realty Limited Partner, LLC immediately after the issuance of such Common Partnership Units will not exceed [___%] of the aggregate issued and outstanding Common Partnership Units immediately after such issuance.

Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Common Partnership Units or Preferred Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the Company and the Partnership.

            (b) UPON ISSUANCE OF ADDITIONAL SECURITIES. After the Offering, the Company shall not issue any additional REIT Shares (other than REIT Shares issued in connection with a redemption pursuant to Section 7.4 hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "Additional Securities") other than to all holders of REIT Shares, unless (A) the General Partner shall cause the Partnership to issue to the Company or its Affiliates, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the Company contributes, directly or through one or more Affiliates, the proceeds or other property received from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities to the Partnership.

Without limiting the foregoing, the Company may issue Additional Securities for less than fair market value, and as a result the General Partner is expressly authorized to cause the Partnership to issue to the Company or its Affiliates corresponding Partnership Interests, so long as (x) the Company concludes in good faith that such issuance is in the best interests of the Company and the Partnership, and (y) the Company, directly or through one or more Affiliates, contributes all proceeds or other property received from such issuance to the Partnership. For example, in the event the Company issues REIT Common Shares for a cash purchase price and contributes, directly or through one or more Affiliates, all of the proceeds of such issuance to the Partnership as required hereunder, the Company or its Affiliates shall be issued a number of additional Common Partnership Units equal to the product of (A) the number of such REIT Common Shares issued by the Company, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

            (c) CERTAIN DEEMED CONTRIBUTIONS OF PROCEEDS OF ISSUANCE OF REIT SHARES. In connection with any and all issuances of REIT Shares, the Company, directly or through one or more Affiliates, shall contribute all of the proceeds raised in connection with such issuance to the Partnership as Capital Contributions, PROVIDED THAT if the proceeds actually received and contributed by the Company or its Affiliates are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company, directly or through one or more Affiliates, shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in connection with the required issuance of additional Partnership Units to the Company or its Affiliates for such Capital Contributions pursuant to Section 4.3(a) hereof.

      SECTION 4.4 ADDITIONAL FUNDING. If the General Partner determines that it is in the best interests of the Partnership to provide for additional Partnership funds ("Additional Funds") for any Partnership purpose, the General Partner may (i) cause the Partnership to obtain such funds from outside borrowings, or (ii) elect to have the General Partner provide such Additional Funds to the Partnership through loans or otherwise.

      SECTION 4.5 INTEREST. No interest shall be paid on the Capital Contribution of any Partner.

      SECTION 4.6 RETURN OF CAPITAL. Except as expressly provided in this Agreement, no Partner shall be entitled to demand or receive the return of his Capital Contribution.

      SECTION 4.7 PERCENTAGE INTEREST. If the number of outstanding Common Partnership Units increases or decreases during a taxable year, the General Partner shall adjust each holder of Common Partnership Units' Percentage Interest, as reflected on Exhibit A, to a percentage equal to the number of Common Partnership Units held by such Partner divided by the aggregate number of outstanding Common Partnership Units.

                                    ARTICLE V
                         PROFITS, LOSSES AND ACCOUNTING

      SECTION 5.1 ALLOCATION OF PROFITS AND LOSSES. Except as otherwise provided herein or in Exhibit B, profits earned and losses incurred by the Partnership shall be allocated among the Partners as follows:

      (a) Profits for each year shall be allocated among the Partners, and shall be credited to the respective Capital Accounts of the Partners, in the following order and priority:

            (i) First, to the Partners to the extent of losses, in the proportions and in the reverse order in which losses were allocated to them pursuant to Section 5.1(b), until the cumulative amounts allocated to each Partner pursuant to this Section 5.1(a)(i) are equal to the cumulative losses so allocated to such Partner; and

            (ii) Second, any remaining profits shall be allocated to the holders of Common Partnership Units in accordance with their Common Percentage Interests.

      (b) Losses for each year shall be allocated among the Partners, and shall be debited to the respective Capital Accounts of the Partners, in the following order and priority:

            (i) First, to the holders of Common Partnership Units pro rata in accordance with, and to the extent of, the positive balances in their Adjusted Capital Account Balances (as defined in Exhibit B hereto) attributable to Common Partnership Units; and

            (ii) Thereafter any remaining losses will be allocated to the holders of Common Partnership Units in accordance with their Common Percentage Interests.

      (c) In the event that the Partnership issues additional Partnership Units pursuant to the provisions of this Agreement, the General Partner is hereby authorized to make revisions to this Section 5.1 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units, including, without limitation, making preferential allocations to certain classes of Partnership Units.

      SECTION 5.2 ACCOUNTING.

      (a) The books of the Partnership shall be kept on the accrual basis and in accordance with generally accepted accounting principles consistently applied.

      (b) The fiscal year of the Partnership shall be the calendar year.

      (c) The terms "profits" and "losses," as used herein, shall mean all items of income, gain, expense or loss as determined utilizing federal income tax accounting principles and shall also include each Partner's share of income described in Section 705(a)(1)(B) of the Code, any expenditures described in Section 705(a)(2)(B) of the Code, any expenditures described in Section 709(a) of the Code which are not deducted or amortized in accordance with Section 709(b) of the Code, losses not deductible pursuant to Sections 267(a) and 707(b) of the Code and adjustments made pursuant to Exhibit B attached hereto.

      (d) The General Partner shall be the Tax Matters Partner of the Partnership within the meaning of Section 6231(a)(7) of the Code. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the IRS, and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Operating Expenses of the Partnership. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to each Limited Partner on the date such petition is filed, or
      (ii) mail a written notice to each Limited Partner, within such period, that describes the General Partner's reasons for determining not to file such a petition.

      (e) Except as specifically provided herein, all elections required or permitted to be made by the Partnership under the Code shall be made by the General Partner in its sole discretion.

      (f) Any Partner shall have the right to inspect the books and records of the Partnership, provided such audit is made at the expense of the Partner desiring it, such inspection is made during normal business hours and such audit is for a purpose reasonably related to such Partner's legitimate interest as a Partner.

      SECTION 5.3 PARTNERS' CAPITAL ACCOUNTS.

      (a) There shall be maintained a Capital Account for each Partner in accordance with this Section 5.3 and the principles set forth in Exhibit B attached hereto and made a part hereof. The amount of cash and the Agreed Value of property contributed to the Partnership by each Partner, net of liabilities assumed by the Partnership or securing property contributed by such Partner, shall be credited to its Capital Account, and from time to time, but not less often than annually, the share of each Partner in profits, losses and fair market value of distributions shall be credited or charged to its Capital Account. The determination of Partners' Capital Accounts, and any adjustments thereto, shall be made consistent with tax accounting and other principles set forth in Section 704(b) of the Code and applicable regulations thereunder and Exhibit B attached hereto.

      (b) Except as otherwise specifically provided herein or in a guarantee of a Partnership liability, signed by a Limited Partner, no Limited Partner shall be required to make any further contribution to the capital of the Partnership to restore a loss, to discharge any liability of the Partnership or for any other purpose, nor shall any Limited Partner personally be liable for any liabilities of the Partnership or of the General Partner except as provided by law or this Agreement. All Limited Partners hereby waive their right of contribution which they may have against other Partners in respect of any payments made by them under any guarantee of Partnership debt.

      (c) Immediately following the transfer of any Partnership Interest, the Capital Account of the transferee Partner shall be equal to the Capital Account of the transferor Partner attributable to the transferred interest, and such Capital Account shall not be adjusted to reflect any basis adjustment under Section 743 of the Code.

      (d) For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes, taking into account any adjustments required pursuant to Section 704(b) of the Code and the applicable regulations thereunder as more fully described in Exhibit B attached hereto.

      SECTION 5.4 SECTION 754 ELECTIONS. The General Partner may elect, pursuant to Section 754 of the Code, to adjust the basis of the Partnership's assets for all transfers of Partnership Interests if such election would benefit any Partner or the Partnership.

                                   ARTICLE VI
              POWERS, DUTIES, LIABILITIES, COMPENSATION AND VOTING
                               OF GENERAL PARTNER

      SECTION 6.1 POWERS OF GENERAL PARTNER. Notwithstanding any provision of this Agreement to the contrary, the General Partner's discretion and authority are subject to the limitations imposed by law, and by the Certificate of Incorporation and bylaws. Subject to the foregoing and to other limitations imposed by this Agreement, the General Partner shall have full, complete and exclusive discretion to manage and control the business and affairs of the Partnership and make all decisions affecting the business and assets of the Partnership. Without limiting the generality of the foregoing (but subject to the restrictions specifically contained in this Agreement), the General Partner shall have the power and authority to take the following actions on behalf of the Partnership:

      (a) to acquire, purchase, own, manage, operate, lease and dispose of any real property and any other property or assets that the General Partner determines are necessary or appropriate or in the best interests of conducting the business of the Partnership in each case not inconsistent with the Company's qualification as a REIT;

      (b) to construct buildings and make other improvements (including renovations) on or to the properties owned or leased directly or indirectly by the Partnership;

      (c) to borrow money for the Partnership, issue evidences of indebtedness in connection therewith, refinance, guarantee, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of or to the Partnership, and secure such indebtedness by mortgage, deed of trust, pledge or other lien on the Partnership's assets;

      (d) to pay, either directly or by reimbursement, for all Operating Expenses to third parties or to the General Partner (as set forth in this Agreement);

      (e) to lease all or any portion of any of the Partnership's assets, whether or not the terms of such leases extend beyond the termination date of the Partnership and whether or not any portion of the Partnership's assets so leased are to be occupied by the lessee, or, in turn, subleased in whole or in part to others, for such consideration and on such terms as the General Partner may determine;

      (f) to prosecute, defend, arbitrate, or compromise any and all claims or liabilities in favor of or against the Partnership, on such terms and in such manner as the General Partner may reasonably determine, and similarly to prosecute, settle or defend litigation with respect to the Partners, the Partnership, or the Partnership's assets;

      (g) to file applications, communicate, and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any other aspect of the Partnership business;

      (h) to make or revoke any election permitted or required of the Partnership by any taxing authority;

      (i) to maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance for the protection of the Partnership, for the conservation of Partnership assets, or for any other purpose convenient or beneficial to the Partnership, in such amounts and such types as the General Partner shall determine from time to time;

      (j) to determine whether or not to apply any insurance proceeds for any Property to the restoration of such Property or to distribute the same;

      (k) to retain providers of services of any kind or nature in connection with the Partnership business and to pay therefor such reasonable remuneration as the General Partner may deem proper;

      (l) to negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner, including, without limitation, management agreements, development agreements and agreements with public and private colleges and universities;

      (m) to maintain accurate accounting records and to file promptly all federal, state and local income tax returns on behalf of the Partnership;

      (n) to form or acquire an interest in, and contribute property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity interest from time to time);

      (o) to distribute Partnership cash or other Partnership assets in accordance with this Agreement;

      (p) to establish Partnership reserves for working capital, capital expenditures, contingent liabilities or any other valid Partnership purpose;

      (q) to authorize, issue, sell, redeem or otherwise purchase any Partnership Interests or any securities (including secured and unsecured debt obligations of the Partnership, debt obligations of the Partnership convertible into any class or series of Partnership Interests, or options, rights, warrants or appreciation rights relating to any Partnership Interests) of the Partnership;

      (r) subject to the provisions of Section 9.1, to merge, consolidate or combine the Partnership with or into another Person (to the extent permitted by applicable law);

      (s) to do any and all acts and things necessary or prudent to ensure that the Partnership will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code;

      (t) to issue additional Partnership Interests pursuant to Section 4.3 hereof;

      (u) to pay cash to redeem Partnership Units held by a Limited Partner in connection with a Limited Partner's exercise of its Redemption Right under
      Section 7.4 hereof;

      (v) to amend and restate Exhibit A hereto to reflect accurately at all times the Capital Contributions, Common Percentage Interests and Preferred Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substitute Limited Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment to this Agreement, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement;

      (w) to take whatever action the General Partner deems appropriate to maintain the economic equivalency of Common Partnership Units and REIT Common Shares and Preferred Partnership Units and REIT Preferred Shares, respectively; and

      (x) to take such other action, execute, acknowledge, swear to or deliver such other documents and instruments, and perform any and all other acts the General Partner deems necessary or appropriate for the formation, continuation and conduct of the business and affairs of the Partnership (including, without limitation, all actions consistent with qualification of the Company as a REIT) and to possess and enjoy all of the rights and powers of a general partner as provided by the Act.

      Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in this Section 6.1(r), Section 9.1 or Article XI), the Act or any applicable law, rule or regulation to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other persons under this Agreement or of any duty stated or implied by law or equity.

      Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

      SECTION 6.2 DELEGATION OF AUTHORITY. The General Partner may delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person for the transaction of the business of the Partnership, which Person may, under supervision of the General Partner, perform any acts or services for the Partnership as the General Partner may approve.

      SECTION 6.3 DUTIES OF GENERAL PARTNER.

      (a) The General Partner, subject to the limitations contained elsewhere in this Agreement, shall manage or cause to be managed the affairs of the Partnership in a prudent and businesslike manner and shall devote sufficient time and effort to the Partnership affairs.

      (b) In carrying out its obligations, the General Partner shall:

            (i) Render annual reports to all Partners with respect to the operations of the Partnership;

            (ii) On or before March 31st of every year, mail to all persons who were Partners at any time during the Partnership's prior fiscal year an annual report of the Partnership, including all necessary tax information, and any other information regarding the Partnership and its operations during the prior fiscal year deemed by the General Partner to be material;

            (iii) Maintain complete and accurate records of all business conducted by the Partnership and complete and accurate books of account (containing such information as shall be necessary to record allocations and distributions), and make such records and books of account available for inspection and audit by any Partner or such Partner's duly authorized representative (at the sole expense of such Partner) during regular business hours and at the principal office of the Partnership; and

            (iv) Cause to be filed such certificates and do such other acts as may be required by law to qualify and maintain the Partnership as a limited partnership under the laws of the State of Delaware.

      (c) The General Partner shall take such actions as it deems necessary to maintain the economic equivalency of Common Partnership Units and REIT Common Shares and Preferred Partnership Units and REIT Preferred Shares, respectively, required by this Agreement.

      SECTION 6.4 LIABILITIES OF GENERAL PARTNER; INDEMNIFICATION.

      (a) The General Partner shall not be liable for the return of all or any part of the Capital Contributions of the Limited Partners. Any returns shall be made solely from the assets of the Partnership according to the terms of this Agreement.

      (b) Notwithstanding anything to the contrary set forth in this Agreement, none of the General Partner or the Company nor any of their officers, directors, agents or employees shall be liable or accountable in damages or otherwise to the Partnership, any Partners or any assignees, or any of their successors or assigns, for any losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or any act or omission if the General Partner acted in good faith. The General Partner shall not be responsible for any misconduct or negligence on the part on any agent appointed by it in good faith pursuant to Section 6.2 hereof. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership, the General Partner, the General Partner's shareholders and the Company's shareholders collectively, and that the General Partner is under no obligation to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or their assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions. In the event of a conflict between the interests of the shareholders of the General Partner or shareholders of the Company on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the shareholders of the Company or the Limited Partners; PROVIDED, HOWEVER, that for so long as the Company owns a controlling interest, directly or indirectly, in the Partnership, any such conflict that cannot be resolved in a manner not adverse to either the shareholders of the Company or the Limited Partners shall be resolved in favor of the shareholders of the Company. The General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

      (c) The Partnership shall indemnify an Indemnitee to the fullest extent permitted by law and save and hold it harmless from and against, and in respect of, any and all losses, claims, damages, liabilities (joint or several), expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; PROVIDED, HOWEVER, that this indemnification shall not apply if: (A) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (B) the Indemnitee actually received an improper personal benefit in money, property or services; or (C) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 6.4(c). The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 6.4(c). Any indemnification pursuant to this Section 6.4 shall be made only out of the assets of the Partnership, and any insurance proceeds from the liability policy covering the General Partner and any Indemnitee.

      (d) The Partnership may reimburse an Indemnitee for reasonable expenses incurred by an Indemnitee who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 6.4 has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

      (e) The indemnification provided by this Section 6.4 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

      (f) The Partnership may purchase and maintain insurance on behalf of the Indemnitees, and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

      (g) For purposes of this Section 6.4, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by the Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, the Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 6.4; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by the Indemnitee to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

      (h) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

      (i) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.4 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

      (j) Any amendment, modification or repeal of this Section 6.4 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 6.4 as in effect immediately prior to such amendment, modification or repeal with respect to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when claims relating to such matters may arise or be asserted. The provisions of this Section 6.4 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

      (k) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT, or (ii) to prevent the Company from incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Further, any provision of this Agreement that might jeopardize the Company's REIT status shall be (i) void and of no effect, or (ii) reformed, as necessary, to avoid the Company's loss of REIT status.

      SECTION 6.5 COMPENSATION OF GENERAL PARTNER; REIMBURSEMENT. The General Partner, as such, shall not receive any compensation for services rendered to the Partnership. Notwithstanding the preceding sentence, the General Partner shall be entitled, in accordance with the provisions of Section
      6.7 below, to pay reasonable compensation to its Affiliates and other entities in which it may be associated for services performed. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all REIT Expenses.

      SECTION 6.6 RELIANCE ON ACT OF GENERAL PARTNER. No financial institution or any other person, firm or corporation dealing with the General Partner or the Partnership shall be required to ascertain whether the General Partner is acting in accordance with this Agreement, but such financial institution or such other person, firm or corporation shall be protected in relying solely upon the assurance of and the execution of any instrument or instruments by the General Partner.

      SECTION 6.7 OUTSIDE SERVICES; DEALINGS WITH AFFILIATES; OUTSIDE
ACTIVITIES.

      (a) Notwithstanding any provision of this Article VI to the contrary, the General Partner may employ such agents, accountants, attorneys and others as it shall deem advisable, including its directors, officers, shareholders, and its Affiliates and entities with which the General Partner, any Limited Partner or their respective Affiliates may be associated, and may pay them reasonable compensation from Partnership funds for services performed, which compensation shall be reasonably believed by the General Partner to be comparable to and competitive with fees charged by unrelated Persons who render comparable services which could reasonably be made available to the Partnership. The General Partner shall not be liable for the neglect, omission or wrongdoing of any such Person so long as it appointed such Person in good faith.

      (b) The Partnership may lend or contribute to its Subsidiaries or other Persons in which it has an equity investment Partnership funds on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

      (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

      (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates nor any Limited Partner shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

      (e) Subject to the Certificate of Incorporation and any agreements entered into by the General Partner or its Affiliates with the Partnership or a Subsidiary, any officer, director, employee, agent, trustee, Affiliate or shareholder of the General Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities substantially similar or identical to those of the Partnership. Neither the Partnership nor any of the Limited Partners shall have any rights by virtue of this Agreement in any business ventures of such person.

      (f) In the event the Company exercises its rights under its Articles of Incorporation to redeem REIT Common Shares, then the General Partner shall cause the Partnership to purchase from the Company a number of Common Partnership Units determined based on the application of the Conversion Factor on the same terms as those on which the Company redeemed such REIT Common Shares.

      SECTION 6.8 ADDITIONAL LOANS TO THE PARTNERSHIP. If additional funds are required by the Partnership for any purpose relating to the business of the Partnership or for any of its obligations, expenses, costs, or expenditures, including operating deficits, the Partnership may borrow such funds as are needed from time to time from any Person (including, without limitation, the General Partner or any Affiliate of the General Partner; PROVIDED,

HOWEVER, that the terms of any loan from the General Partner or any Affiliate of the General Partner shall be substantially equivalent to the terms that could be obtained from a third party on an arm's-length basis) on such terms as the General Partner and such other Person may agree.

      SECTION 6.9 CONTRIBUTION OF ASSETS. The Company, directly or through one or more of its Affiliates, shall contribute to the capital of the Partnership from time to time each asset it owns from time to time during the existence of the Partnership, but it is not required to so contribute:

      (a) its interests in the General Partner, Education Realty OP Limited Partner Trust or Education Realty Limited Partner, LLC;

      (b) its direct or indirect interest in any entity in a chain of entities of which the Company is the sole beneficial owner, so long as all of the assets or other ownership interests in the entity in that chain furthest removed from the General Partner are contributed directly or indirectly to the Partnership; or

      (c) any equity interest in any entity of which the Company is the sole beneficial owner that is created or used solely by the General Partner in connection with any borrowing transaction in whole or in part for the benefit of the Partnership.

                                   ARTICLE VII
                    RIGHTS, PROHIBITIONS AND REPRESENTATIONS
                        WITH RESPECT TO LIMITED PARTNERS

      SECTION 7.1 RIGHTS OF LIMITED PARTNERS.

      (a) The Partnership may engage the Limited Partners or persons or firms associated with them for specific purposes and may otherwise deal with such Partners on terms and for compensation to be agreed upon by any such Partner and the Partnership; PROVIDED, HOWEVER, that no Limited Partner shall be entitled to participate in the management or control of the business of the Partnership.

      (b) The Partnership's books shall be kept at the principal place of business of the Partnership and at all times, during reasonable business hours and at such Partner's sole expense, shall be entitled to inspect and copy any of them and have on demand true and full information of all things affecting the Partnership and a formal accounting of Partnership affairs whenever circumstances render it just and reasonable; PROVIDED, HOWEVER, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, the General Partner may keep confidential from the Limited Partners any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

      (c) No Limited Partner shall be liable for any debts, liabilities, contracts or obligations of the Partnership. A Limited Partner shall be liable to the Partnership only to make payments of its Capital Contribution, if any, as and when due hereunder. After its Capital Contribution is fully paid, no Limited Partner shall, except as otherwise required by the Act, be required to make any further Capital Contributions or other payments or lend any funds to the Partnership.

      SECTION 7.2 PROHIBITIONS WITH RESPECT TO THE LIMITED PARTNERS No Limited Partner shall have the right:

      (a) To take part in the control or management of the Partnership business, to transact business for or on behalf of the Partnership or to sign for or to bind the Partnership, such powers being vested solely in the General Partner as set forth herein;

      (b) To have such Partner's Capital Contributions repaid except to the extent provided in this Agreement;

      (c) To require partition of Partnership property or to compel any sale or appraisement of Partnership assets or sale of a deceased Partner's interests therein, notwithstanding any provisions of law to the contrary; or

      (d) To sell or assign all or any portion of such Partner's Limited Partnership Interest in the Partnership or to constitute the vendee or assignee thereunder a Substitute Limited Partner, except as provided in
      Article IX hereof.

      SECTION 7.3 OWNERSHIP BY LIMITED PARTNER OF CORPORATE GENERAL PARTNER OR AFFILIATE. No Limited Partner shall at any time, either directly or indirectly, own any shares or other interest in the General Partner or in any Affiliate thereof if such ownership by itself or in conjunction with other shares or other interests owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership or the Company as a REIT for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners as is required to establish compliance by the Limited Partners with the provisions of this Section 7.3 and the Limited Partners shall promptly and fully respond to such inquiries.

      SECTION 7.4 REDEMPTION RIGHT.

      (a) Subject to Section 7.4(b) and Section 7.4(c), and the provisions of any agreements between the Partnership and one or more Limited Partners, each Limited Partner shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Common Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Partnership shall have up to one (1) year (the "Payout Period") following exercise of a Redemption Right to pay the Cash Amount to the Limited Partner who is exercising the redemption right (the "Redeeming Partner"). From and after the Specified Redemption Date, the Cash Amount (or portion thereof) due and payable to a Redeeming Partner with respect to such Redeeming Partner's exercise of its Redemption Right shall bear interest at the rate equal to the lower of (i) the Company's annual dividend rate on REIT Common Shares for the prior twelve (12) month period, or (ii) eight percent (8%) per annum, until the Cash Amount (or portion thereof) shall be paid in full by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Redeeming Partner. A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Common Partnership Units or, if such Limited Partner holds less than one thousand (1,000) Common Partnership Units, less than all of the Common Partnership Units held by such Partner. Moreover, a Limited Partner may not exercise the Redemption Right more than once per calendar quarter, PROVIDED, HOWEVER, that the General Partner may amend this Section 7.4(a) to limit the number of exercises of the Redemption Right by the Limited Partners to not less than once per calendar year. Neither the Redeeming Partner nor any permitted or purported assignee of any Limited Partner shall have any right with respect to any Common Partnership Units so redeemed to receive any distributions paid after the Specified Redemption Date. Neither the Redeeming Partner nor any permitted or purported assignee of any Limited Partner shall have any right, with respect to any Common Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. Each Redeeming Partner agrees to provide such representations and related indemnities regarding good and unencumbered title, and to execute such documents, as the General Partner may reasonably require in connection with any redemption.

      (b) Notwithstanding the provisions of Section 7.4(a), in the event a Limited Partner elects to exercise the Redemption Right, the General Partner at the direction of the Company, directly or indirectly through one or more Affiliates, may, in its sole and absolute discretion, elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner either (i) the Cash Amount, as provided for in Section 7.4(a), or
      (ii) the REIT Common Shares Amount, as elected by the General Partner, as directed by the Company (in its sole and absolute discretion), on the Specified Redemption Date, provided that the Company may defer payment of the Cash Amount until the end of the Payout Period described in Section 7.4(a) (in which case the Cash Amount shall bear interest as described in Section 7.4(a)), and provided, further, that the Company may, if it has elected so to defer payment of the Cash Amount, further elect at any time before the end of the Payout Period to pay all or any portion of the unpaid Cash Amount with REIT Common Shares having a Value equal to such portion of the Cash Amount plus any accrued but unpaid interest thereon. On any such election, the Company, directly or indirectly through one or more Affiliates, shall acquire the Common Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Common Partnership Units. Unless the General Partner, as directed by the Company (in its sole and absolute discretion), shall exercise its right to assume directly and satisfy the Redemption Right, neither the General Partner nor the Company itself shall have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right.

      In the event the General Partner, as directed by the Company shall exercise its right to satisfy the Redemption Right in the manner described in the first sentence of this Section 7.4(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the Company shall treat the transaction between the Company and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Common Partnership Units to the Company or its Affiliates. Each Redeeming Partner agrees to provide such representations and related indemnities regarding good and unencumbered title, and to execute such documents, as the Company may reasonably require in connection with the issuance of REIT Common Shares upon exercise of the Redemption Right. If the Redemption Right is satisfied by the delivery of REIT Common Shares, the Redeeming Partner shall be deemed to become a holder of REIT Common Shares as of the close of business on the Specified Redemption Date or on such later date permitted by this Section 7.4(b) that the Company delivers REIT Common Shares in satisfaction of a deferred payment of the Cash Amount, as the case may be.

Notwithstanding anything to the contrary in Section 7.4(a) or this Section 7.4(b), and in addition to the right of the Company to deliver REIT Common Shares in satisfaction of a deferred payment of the Cash Amount, as provided above, should the General Partner, as directed by the Company elect to satisfy a Redemption Right by paying the Redeeming Partner the REIT Common Shares Amount, and it is necessary to obtain Company shareholder approval in order for it to issue sufficient REIT Common Shares to satisfy such Redemption Right in full, then the Company shall have one hundred twenty (120) days beyond the Specified Redemption Date in which to obtain such shareholder approval and to pay the REIT Common Shares Amount, and the redemption date shall be required to occur by the earliest of: (i) ten (10) days after shareholder approval of the issuance of the REIT Common Shares has been obtained, if it is obtained; (ii) the date on which the General Partner, as directed by the Company elects to pay such Redeeming Partner the Cash Amount; or (iii) one hundred and thirty (130) days after the Specified Redemption Date. If such shareholder approval is not obtained, the Partnership shall pay to the Redeeming Partner the Cash Amount no later than the end of what the Payout Period would have been had the General Partner, as directed by the Company not elected to pay the REIT Common Share Amount upon the redemption, together with interest on such Cash Amount as specified in Section 7.4(a) hereof.

      (c) Notwithstanding the provisions of Section 7.4(a) and Section 7.4(b), a Limited Partner shall not be entitled to receive REIT Common Shares if the delivery of REIT Common Shares to such Partner on the Specified Redemption Date (or such later date permitted by Section 7.4(b), as applicable) by the Company pursuant to Section 7.4(b) would be prohibited under the Articles of Incorporation of the Company, as amended or restated from time to time. Without limiting the effect of the preceding sentence, no Person shall be permitted to receive REIT Common Shares if as a result of, and after giving effect to, such exercise any Person would Beneficially Own (as defined in the Articles of Incorporation of the Company, as amended or restated from time to time) more than 9.8% of the total number of issued and outstanding REIT Common Shares, unless waived by the board of directors of the Company in its sole discretion. To the extent any attempted redemption for REIT Common Shares would be a violation of this Section 7.4(c), it shall be null and void ab initio. The Cash Amount shall be paid in such instances, in accordance with the terms set forth in Section 7.4(a) or 7.4(b).

      (d) Each Limited Partner covenants and agrees with the General Partner that all Common Partnership Units delivered for redemption shall be delivered to the Partnership, the Company or its Affiliates, as the case may be, free and clear of all liens and, notwithstanding anything herein contained to the contrary, neither the General Partner, the Company (nor any of its Affiliates) nor the Partnership shall be under any obligation to acquire Common Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Common Partnership Units to the General Partner, Partnership or the Company, such Limited Partner shall assume and pay such transfer tax.

      (e) REIT Common Shares issued pursuant to Section 7.4(b) may contain such legends regarding restrictions on transfer as the Company in good faith determines to be necessary or advisable in order to (1) comply with restrictions on transfer under the Securities Act and applicable state securities laws and (2) protect the ability of the Company to continue to qualify as a REIT.

      SECTION 7.5 WARRANTIES AND REPRESENTATIONS OF THE LIMITED PARTNERS. Each Limited Partner contributing Initial Contributed Assets hereby warrants and represents to and for the benefit of the General Partner and the Partnership that, as of the date hereof, such Limited Partner owns good, valid and marketable title to the interests in the Initial Contributed Assets being contributed to the capital of the Partnership by such Limited Partner (the "Ownership Interests") and that except as provided on Exhibit A, such Ownership Interests are free and clear of all mortgages, pledges, liens, security interests, encumbrances and restrictions of any nature whatsoever. Each Limited Partner further warrants and represents to and for the benefit of the General Partner and the Partnership that such Limited Partner has all necessary power and authority to transfer the Ownership Interests to the Partnership without the consent or authorization of, or notice to, any third party, except those third parties from whom such consents or authorizations were obtained.

      SECTION 7.6 INDEMNIFICATION BY LIMITED PARTNERS. Each Limited Partner contributing Initial Contributed Assets hereby agrees to indemnify the General Partner and the Partnership and hold the General Partner, its officers and directors and the Partnership and its partners and each of their respective representatives, successors and assigns harmless from and against any and all claims, demands, losses, liabilities, damages and expenses (including reasonable attorneys' fees) arising out of or in connection with (i) the inaccuracy of the warranties and representations made by such Limited Partner under Section 7.5 above, or (ii) the ownership of the Ownership Interests by such Limited Partner and any activities, obligations or liabilities of, or related to, the Initial Contributed Assets to which such Ownership Interest relates for all periods prior to the date of this Agreement.

      SECTION 7.7 NOTICE OF SALE OR REFINANCING. The General Partner shall notify the Limited Partners no less than thirty (30) days prior to any sale, refinancing, reduction

(other than scheduled periodic amortization of principal) of debt or other event that will reduce the amount of any nonrecourse liabilities of the Partnership that a Limited Partner may include in the tax basis of his or its Partnership Interests.

      SECTION 7.8 BASIS ANALYSIS AND LIMITED PARTNER GUARANTEES.

      (a) Upon the request of any Limited Partner but subject to the General Partner's agreement, which may be withheld in the General Partner's sole discretion, the General Partner may, prior to the end of each calendar year, beginning in 2005, cause accountants to prepare and provide to the Limited Partners a study analyzing each refinancing, reduction (other than scheduled periodic amortization of principal) of debt or other event that occurred during that year that reduced the amount of any nonrecourse liabilities of the Partnership that a Limited Partner may include in the tax basis of its Partnership Interests.

      (b) Upon the request of the General Partner, or upon a Limited Partner's own election but subject to the General Partner's agreement, which may be withheld in the General Partner's sole discretion, a Limited Partner (the "Initiating Limited Partner") from time to time, may, but shall not be required to, guarantee or otherwise provide credit support for Partnership indebtedness as such Limited Partner may elect; PROVIDED, HOWEVER, that the Limited Partner shall be entitled to take such action only if the General Partner determines that any such action would not have a material adverse effect on the tax position of the General Partner. All Partners are entitled to notice of any such guarantee or credit support, and shall have the right to provide guarantees or credit support on the same terms and conditions as the Initiating Limited Partner does, and all Limited Partners interested in providing such guarantee or credit support shall cooperate with the General Partner and each other in considering any guarantee or credit support proposal, and the General Partner will cooperate in permitting or obtaining any consents for such guarantees or credit support.

                                  ARTICLE VIII
                     DISTRIBUTIONS AND PAYMENTS TO PARTNERS

      SECTION 8.1 DISTRIBUTIONS OF CASH FLOW.

      (a) The General Partner shall cause the Partnership to distribute on a quarterly basis such portion of the Cash Flow of the Partnership as the General Partner shall determine in its sole discretion. Such distributions shall be made to the Partners who are Partners on the Partnership Record Date established by the General Partner in accordance with their respective Common Percentage Interests.

      (b) In no event may a Partner receive a distribution of Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a dividend out of the Company's share of such Cash Flow with respect to a REIT Share for which all or part of such Partnership Unit has been exchanged.

      SECTION 8.2 REIT DISTRIBUTION REQUIREMENTS. Unless the General Partner determines that such a distribution would not be in the best interests of the Partnership, the General Partner shall cause the Partnership to distribute sufficient amounts to enable the Company (i) to meet its distribution requirement for qualification as a REIT as set forth in Section 857(a)(1) of the Code, and (ii) to avoid the excise tax imposed by Section 4981 of the Code.

      SECTION 8.3 NO RIGHT TO DISTRIBUTIONS IN KIND. No Partner shall be entitled to demand property other than cash in connection with any distribution by the Partnership.

      SECTION 8.4 DISTRIBUTIONS OF DISPOSITION PROCEEDS. Disposition Proceeds shall be distributed to the Partners who have positive Capital Account balances in accordance with such Partners' respective positive Capital Account balances. The Capital Account balances of all of the Partners shall be adjusted immediately after any Capital Transaction and prior to any distribution pursuant to this Section 8.4 to reflect the allocation of all profits and losses of the Partnership through the date of the event of the transaction that produces such Disposition Proceeds.

      SECTION 8.5 WITHDRAWALS. No Partner shall be entitled to make withdrawals from its Capital Account, or withdraw as a Limited Partner, except as expressly provided herein.

      SECTION 8.6 AMENDMENT. In the event the Partnership issues additional Partnership Units pursuant to the provisions of this Agreement, the General Partner is hereby authorized to make such revisions to this Article VIII as it determines are necessary or desirable to reflect the issuance of such additional Partnership units, including without limitation, making preferential distributions to certain classes of Partnership Units.

                                   ARTICLE IX
                             TRANSFERS OF INTERESTS

      SECTION 9.1 GENERAL PARTNER.

      (a) Other than to an Affiliate of the General Partner, the General Partner may not transfer any of its General Partnership Interest or Limited Partnership Interests or withdraw as General Partner except as provided in
      Section 9.1(b) or in connection with a transaction described in Section 9.1(c).

      (b) Except as otherwise provided in Section 6.7 or Section 9.1(c), the General Partner, the Company or their Subsidiaries shall not engage in any merger, consolidation or other combination with or into another Person or in any sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding REIT Common Shares (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Conversion Factor") (each of the foregoing being herein referred to as a "Transaction"), unless the Transaction also includes a merger of the Partnership or sale of substantially all of the assets of the Partnership or other transaction as a result of which all Limited Partners will receive for each Common Partnership Unit an amount of cash, securities or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Common Share in consideration of one REIT Common Share as a result of the Transaction; PROVIDED, HOWEVER, that if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding REIT Common Shares, the holders of Common Partnership Units shall receive the greatest amount of cash, securities or other property which a Limited Partner would have received had it exercised the Redemption Right and the General Partner at the direction of the Company had exercised its election to satisfy the Redemption Right by the issuance of REIT Common Shares immediately prior to the expiration of such purchase, tender or exchange offer, PROVIDED FURTHER, HOWEVER, that Education Realty Limited Partner, LLC will only be entitled to receive an amount of cash, securities or other property equal to the product of the number of REIT Common Shares that would constitute the REIT Common Shares Amount if Education Realty Limited Partner, LLC had offered all of its Common Partnership Units for redemption and the Specified Redemption Date were the date of the closing of the Transaction multiplied by the greatest amount of cash, securities or other property paid in consideration for one REIT Common Share in connection with the Transaction or in connection with a purchase, tender or exchange offer that is accepted by the holders of more than fifty percent (50%) of the outstanding REIT Common Shares, as applicable.

      (c) Notwithstanding Section 9.1(b), the General Partner, the Company or their Subsidiaries may merge into or consolidate with another entity if immediately after such merger or consolidation (i) substantially all of the assets of the successor or surviving entity (the "Surviving Partner"), other than Partnership Units held by the General Partner, Education Realty OP Limited Partners Trust, Education Realty OP Limited Partner Trust, the Company or their Subsidiaries, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units with a fair market value equal to the value of the assets so contributed as determined by the Surviving Partner in good faith and (ii) the Surviving Partner or one of its Subsidiaries expressly agrees to assume all obligations of the General Partner hereunder. Upon such contribution and assumption, the Surviving Partner shall have the right and duty to amend this Agreement as set forth in this Section 9.1(c). The Surviving Partner shall in good faith arrive at a new method for the calculation of the Cash Amount and Conversion Factor for a Common Partnership Unit after any such merger or consolidation so as to approximate the existing method for such calculation as closely as reasonably possible. Such calculation shall take into account, among other things, the kind and amount of securities, cash and other property that was receivable upon such merger or consolidation by a holder of REIT Shares or options, warrants or other rights relating thereto, and which a holder of Common Partnership Units could have acquired had such Common Partnership Units been redeemed immediately prior to such merger or consolidation. Such amendment to this Agreement shall provide for adjustment to such method of calculation, which shall be as nearly equivalent as may be practicable to the adjustments provided for with respect to the Conversion Factor. The above provisions of this Section 9.1(c) shall similarly apply to successive mergers or consolidations permitted hereunder.

      SECTION 9.2 ADMISSION OF A SUBSTITUTE OR ADDITIONAL GENERAL PARTNER. A Person shall be admitted as a Substitute or Additional General Partner of the Partnership only if the transaction giving rise to such substitution or admission is otherwise permitted under this Agreement and the following terms and conditions are satisfied:

      (a) the Person to be admitted as a Substitute or Additional General Partner shall have accepted and agreed to be bound by all the terms and provisions of this Agreement by executing a counterpart thereof and such other documents or instruments as may be required or appropriate in order to effect the admission of such Person as a General Partner, and a certificate evidencing the admission of such Person as a General Partner shall have been filed for recordation and all other actions required by the Act in connection with such admission shall have been performed;

      (b) if the Person to be admitted as a Substitute or Additional General Partner is a corporation or a partnership, it shall have provided the Partnership with evidence satisfactory to counsel for the Partnership of such Person's authority to become a General Partner and to be bound by the terms and provisions of this Agreement; and

      (c) counsel for the Partnership shall have rendered an opinion (relying on such opinions from counsel of any state or any other jurisdiction as may be necessary) that the admission of the Person to be admitted as a Substitute or Additional General Partner is in conformity with the Act and that none of the actions taken in connection with the admission of such Person as a Substitute or Additional General Partner will cause the termination of the Partnership under Section 708 of the Code, or will cause it to be classified as other than a partnership for federal income tax purposes, or will result in the loss of any Limited Partner's limited liability status.

      SECTION 9.3 EFFECT OF BANKRUPTCY, WITHDRAWAL, DEATH OR DISSOLUTION OF A GENERAL PARTNER.

      (a) Upon the occurrence of an Event of Bankruptcy as to a General Partner (and its automatic removal pursuant to Section 9.4(a) hereof) or the withdrawal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of such General Partner if the business of such General Partner is continued within ninety
      (90) days by the remaining general partners or all remaining members of such partnership), the Partnership shall be dissolved and terminated unless the Partnership is continued pursuant to Section 9.3(b).

      (b) Following the occurrence of an Event of Bankruptcy as to a General Partner or the withdrawal or dissolution of a General Partner (except that, if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of

      Bankruptcy as to or removal of a partner in such partnership shall be deemed not be a dissolution of such General Partner if the business of such General Partner is continued within ninety (90) days by all remaining general partners or all remaining members of such partnership), persons holding at least a majority of the Limited Partnership Interests, within ninety (90) days after such occurrence, may elect to continue the business of the Partnership for the balance of the term specified in Section 3.2 by selecting, subject to Section 9.2 and any other applicable provisions of this Agreement, a Substitute General Partner by majority vote of the Limited Partnership Interests. If the Limited Partners elect to reconstitute the Partnership and admit a Substitute General Partner, the relationship between the Partners and any Person who has acquired an interest of a Partner in the Partnership shall be governed by this Agreement.

      SECTION 9.4 REMOVAL OF A GENERAL PARTNER.

      (a) Upon the occurrence of an Event of Bankruptcy as to, or the dissolution of, a General Partner, such General Partner shall be deemed to be removed automatically; PROVIDED, HOWEVER, that if a General Partner is on the date of such occurrence a partnership, the withdrawal, death, dissolution, Event of Bankruptcy as to or removal of a partner in such partnership shall be deemed not to be a dissolution of the General Partner if the business of such General Partner is continued within ninety (90) days by the remaining general partners or all remaining members of such partnership.

      (b) If a General Partner has been removed pursuant to this Section 9.4(a) and the Partnership is not continued pursuant to Section 9.3(b), the partnership shall be dissolved.

      (c) A General Partner may not be removed by the Limited Partners with or without cause.

      SECTION 9.5 RESTRICTIONS ON TRANSFER OF LIMITED PARTNERSHIP INTERESTS.

      (a) Except as otherwise provided in this Article IX, no Limited Partner may offer, sell, assign, hypothecate, pledge or otherwise transfer its Limited Partnership Interest, in whole or in part, whether voluntarily or by operation of law or at judicial sale or otherwise (collectively, a "Transfer"), without the written consent of the General Partner, which consent may be withheld in the sole and absolute discretion of the General Partner; PROVIDED, HOWEVER, the consent required by this Section 9.5(a) shall not be required in the event of a Transfer on or after the first anniversary of the date of this Agreement by a Limited Partner that was a limited partnership as of the date of this Agreement to any of its partners. The General Partner may require, as a condition of any Transfer, that the transferor assume all costs incurred by the Partnership in connection therewith.

      (b) No Limited Partner may effect a Transfer of its Limited Partnership Interest if, (i) in the opinion of legal counsel for the Partnership, such proposed Transfer would require the registration of the Limited Partnership Interest under the Securities Act of

      1933, as amended, or would otherwise violate any applicable federal or state securities or "Blue Sky" law (including investment suitability standards) or (ii) the assignee is not an Accredited Investor within the meaning of Rule 501 of the Securities Act of 1933, as amended.

      (c) No Transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, the Transfer would result in the Partnership's being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Section 856(i) of the Code), (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code, (iii) the Transfer would create a risk that the Company would not be taxed as a REIT for federal income tax purposes or (iv) assuming the Partnership Units subject to the Transfer were redeemed for REIT Shares, the redemption would create a risk that the Company would not be taxed as a REIT for federal income tax purposes.

      (d) Section 9.5(a) shall not prevent any donative Transfer by an individual Limited Partner to his immediate family members or any trust in which the individual or his immediate family members own, collectively, one hundred percent (100%) of the beneficial interests, provided that the transferor assumes all costs of the Partnership in connection therewith and any such transferee shall not have the rights of a Substitute Limited Partner (unless and until admitted as a Substitute Limited Partner pursuant to this Section 9.5 and Section 9.6 of this Agreement).

      (e) No Transfer of a Limited Partnership Interest may be made to a lender of the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Treasury Regulations) to any lender to the Partnership whose loan constitutes a "nonrecourse liability" (as defined in Section 1.704-2(b)(3) of the Treasury Regulations), without the consent of the General Partner, in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

      (f) Any Transfer in contravention of any of the provisions of this Article IX shall be void and ineffectual and shall not be binding upon, or recognized by, the Partnership.

      SECTION 9.6 ADMISSION OF SUBSTITUTE LIMITED PARTNER.

      (a) Subject to the other provisions of this Article IX (including, without limitation, the provisions of Section 9.5(a) regarding consent of the General Partner), an assignee of the Limited Partnership Interest of a Limited Partner (including, without limitation, any purchaser, transferee, donee, or other recipient of any disposition of such Limited Partnership Interest) shall be deemed admitted as a Limited Partner of the Partnership only upon the satisfactory completion of the following:

            (i) the assignee has obtained the prior written consent of the General Partner as to its admission as a Substitute Limited Partner, which consent may be given or denied in the exercise of the General Partner's sole and absolute discretion; PROVIDED, HOWEVER, that this Section 9.6(a)(i) shall not apply in the case of assignee resulting from a Transfer by a Limited Partner that was a partner as of the date of this Agreement to any of its partners;

            (ii) the assignee shall have accepted and agreed to be bound by the terms and provisions of this Agreement by executing a counterpart or an amendment thereof, including a revised Exhibit A, and such other documents or instruments as the General Partner may require in order to effect the admission of such Person as a Limited Partner;

            (iii) to the extent required, an amended certificate of limited partnership evidencing the admission of such Person as a Limited Partner shall have been signed, acknowledged and filed for record in accordance with the Act;

            (iv) the assignee shall have delivered a letter containing the representation and warranty set forth in Section 9.11 and the agreement set forth in Section 9.11;

            (v) if the assignee is a corporation, partnership or trust, the assignee shall have provided the General Partner with evidence satisfactory to counsel for the Partnership of the assignee's authority to become a Limited Partner under the terms and provisions of this Agreement;

            (vi) the assignee shall have executed a power of attorney containing the terms and provisions set forth in Article XII; and

            (vii) the assignee shall have paid all reasonable legal fees of the Partnership and the General Partner and all filing and publication costs incurred in connection with its substitution as a Limited Partner.

      (b) For the purpose of allocating profits and losses and distributing cash received by the Partnership, a Substitute Limited Partner shall be treated as having become, and appearing in the records of the Partnership as, a Partner upon the filing of the certificate described in Section 9.6(a)(iii) or, if no such filing is required, the later of the date specified in the transfer documents, or the date on which the General Partner has received all necessary instruments of transfer and substitution.

      (c) The General Partner shall as promptly as practicable take all action required to effectuate the admission of the Person seeking to become a Substitute Limited Partner, including preparing the documentation required by this Section and making all official filings and publications.

      SECTION 9.7 RIGHTS OF ASSIGNEES OF PARTNERSHIP INTERESTS.

      (a) Subject to the provisions of Sections 9.5 and 9.6 hereof, except as required by operation of law, the Partnership shall not be obligated for any purposes whatsoever to recognize the assignment by any Limited Partner of his Partnership Interest until the Partnership has received notice thereof. If the General Partner, in its sole and absolute discretion, does not consent (subject to the proviso in Section 9.6(a)(i)) to the admission of any transferee of any Partnership Interest as a Substitute Limited Partner in connection with a Transfer permitted by Section 9.5, such transferee shall be considered an assignee for the purposes of this Agreement. An assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions attributable to the Partnership Units assigned, but such assignee shall not be entitled to effect a consent or effect a Redemption Right or vote with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to consent or vote or effect a Redemption Right, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner).

      (b) Any Person who is the assignee of all or any portion of a Limited Partner's Limited Partnership Interest, but does not become a Substitute Limited Partner and desires to make a further assignment of such Limited Partnership Interest, shall be subject to all of the provisions of this
      Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of its Limited Partnership Interest.

      SECTION 9.8 EFFECT OF BANKRUPTCY, DEATH, INCOMPETENCE OR TERMINATION OF A LIMITED PARTNER. The occurrence of an Event of Bankruptcy as to a Limited Partner, the death of a Limited Partner or a final adjudication that a Limited Partner is incompetent (which term shall include, but not be limited to, insanity) shall not cause the termination or dissolution of the Partnership, and the business of the Partnership shall continue. If an order for relief in a bankruptcy proceeding is entered against an individual Limited Partner, the trustee or receiver of his estate or, if he dies, his executor, administrator or trustee, or, if he is finally adjudicated incompetent, his committee, guardian or conservator, shall have the rights of such Limited Partner for the purpose of settling or managing his estate property and such power as the bankrupt, deceased or incompetent Limited Partner possessed to assign all or any part of his Partnership Interest and to join with the assignee in satisfying conditions precedent to the admission of the assignee as a Substitute Limited Partner.

      SECTION 9.9 TRANSFEREES. Any Partnership Interests owned by the Partners and transferred pursuant to this Article IX shall be and remain subject to all of the provisions of this Agreement.

      SECTION 9.10 ABSOLUTE RESTRICTION. Notwithstanding any provision of this Agreement to the contrary, the sale or exchange of any interest in the Partnership will not be permitted if the interest sought to be sold or exchanged, when added to the total of all other interests sold or exchanged within the period of twelve (12) consecutive months ending with the proposed date of the sale or exchange, would result in the termination of the Partnership under

Section 708 of the Code, if such termination would materially and adversely affect the Partnership or any Partner.

      SECTION 9.11 INVESTMENT REPRESENTATION. Each Limited Partner hereby represents and warrants to the General Partner and to the Partnership that the acquisition of his Partnership Interest is made as a principal for his account for investment purposes only and not with a view to the resale or distribution of such Partnership Interest. Each Limited Partner agrees that he will not sell, assign or otherwise transfer his Partnership Interest or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any Person who does not similarly represent and warrant and similarly agree not to sell, assign or transfer such Partnership Interest or fraction thereof to any Person who does not similarly represent, warrant and agree.

                                    ARTICLE X
                         TERMINATION OF THE PARTNERSHIP

      SECTION 10.1 TERMINATION. The Partnership shall be dissolved upon (i) an Event of Bankruptcy as to the General Partner or the dissolution or withdrawal of the General Partner (unless within ninety (90) days thereafter Limited Partners holding more than fifty percent (50%) of the Limited Partnership Interests in the Partnership elect to continue the Partnership and to elect one or more persons to serve as the General Partner or General Partners of the Partnership), (ii) ninety (90) days following the sale of all or substantially all of the Partnership's assets (provided that if the Partnership receives an installment obligation as consideration for such sale or other disposition, the Partnership shall continue, unless sooner dissolved under the provisions of this Agreement, until such time as such obligation is paid in full), (iii) the expiration of the term specified in Section 3.2, (iv) the redemption of all Limited Partnership Interests (other than any of such interests held by the General Partner, Education Realty OP Limited Partner Trust or Education Realty Limited Partner, LLC), or (v) the election by the General Partner (but only in accordance with and as permitted by applicable law) that the Partnership should be dissolved. Upon dissolution of the Partnership (unless the business of the Partnership is continued as set forth above), the General Partner (or its trustee, receiver, successor or legal representative) shall proceed with the winding up of the Partnership, and its assets shall be applied and distributed as herein provided.

      SECTION 10.2 PAYMENT OF DEBTS. The assets shall first be applied to the payment of the liabilities of the Partnership (other than any loans or advances that may have been made by Partners to the Partnership) and the expenses of liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities to creditors so as to enable the General Partner to minimize any losses resulting from liquidation.

      SECTION 10.3 DEBTS TO PARTNERS. The remaining assets shall next be applied after payments of the Partnership's debts and liabilities referred to in Section
10.2 to the repayment of any loans made by any Partner to the Partnership.

      SECTION 10.4 REMAINING DISTRIBUTION. The remaining assets after payment of all Partnership debts and liabilities referred to in Sections 10.2 and 10.3 shall then be distributed to the Partners in accordance with their positive Capital Account balances, determined after taking into account all Capital Account adjustments for all prior periods and the Partnership taxable year during which the liquidation occurs.

      SECTION 10.5 RESERVE. Notwithstanding the provisions of Sections 10.3 and 10.4, the General Partner may retain such amount as it deems necessary as a reserve for any contingent liabilities or obligations of the Partnership, which reserve, after the passage of a reasonable period of time, shall be distributed pursuant to the provisions of this Article X.

      SECTION 10.6 FINAL ACCOUNTING. Each of the Partners shall be furnished with a statement examined by the Partnership's independent accountants, which shall set forth the assets and liabilities of the Partnership as of the date of the complete liquidation. Upon the compliance by the General Partner with the foregoing distribution plan, the Limited Partners shall cease to be such, and the General Partner, as the sole remaining Partner of the Partnership, shall execute and cause to be filed a Certificate of Cancellation of the Partnership and any and all other documents necessary with respect to termination and cancellation of the Partnership.

                                   ARTICLE XI
                                   AMENDMENTS

      SECTION 11.1 AUTHORITY TO AMEND.

      (a) In addition to any other provisions of this Agreement that expressly empower and enable the General Partner to amend this Agreement without the approval of any other Partner, this Agreement may be amended by the General Partner without the approval of any other Partner if such amendment (i) is solely for the purpose of clarification or is of an inconsequential nature and does not change the substance hereof and the Partnership has obtained an opinion of counsel to that effect, (ii) is to add to the obligations of the General Partner or causes the General Partner to surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners, (iii) is to reflect the admission, substitution, termination or withdrawal of Partners in accordance with this Agreement or to amend the calculation of the Cash Amount and the Conversion Factor pursuant to a transaction described in Section 9.1(c), (iv) is to set forth the designations, right, powers, duties and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.3, (v) is to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion ruling or regulation of a federal or state agency or contained in federal or state law, or (vi) is, in the opinion of counsel for the Partnership, necessary or appropriate to satisfy requirements of the Code with respect to partnerships or REITs or of any federal or state securities laws or regulations. Any amendment made pursuant to this
      Section 11.1(c) may be made effective as of the date of this Agreement.

      (b) Notwithstanding any contrary provision of this Agreement, any amendment to this Agreement or other act which would (i) adversely affect the limited liability of the Limited Partners, (ii) impose on the Limited Partners any obligation to make additional Capital Contributions to the Partnership, (iii) change the method of allocation of profit and loss as provided in Article V or the distribution provisions of Articles VIII and X hereof (except as permitted in Sections 4.3, 5.1 and
      8.6 hereof), (iv) seek to impose personal liability on the Limited Partners, or (v) affect the operation of the Conversion Factor of the Redemption Right (other than pursuant to Sections 7.4(a) or 11.1(a)(iii)) shall require the consent and approval of Partners holding more than fifty percent (50%) of the Common Percentage Interests.

      (c) Except as otherwise specifically provided in this Section 11.1, amendments to this Agreement shall require the approval of Partners holding more than fifty percent (50%) of the Common Percentage Interests. Any amendment to this Agreement requiring the approval of Partners holding fifty percent (50%) of the Common Percentage Interests may be proposed by the General Partner or by any Limited Partners holding twenty-five percent (25%) or more of the Common Percentage Interests, and any such amendment proposed by Limited Partners holding twenty-five percent (25%) or more of the Common Percentage Interests shall be promptly submitted by the General Partner to the Partners for a vote.

      SECTION 11.2 NOTICE OF AMENDMENTS. A copy of any amendment to be approved by the Partners pursuant to Sections 11.1(b) or 11.1(c) shall be mailed in advance to such Partners. Partners shall be notified as to the substance of any amendment pursuant to Sections 11.1(a), 11.1(b) or 11.1(c), and upon request shall be furnished a copy thereof.

                                   ARTICLE XII
                                POWER OF ATTORNEY

      SECTION 12.1 POWER. Each of the Limited Partners irrevocably constitutes and appoints the General Partner as such Limited Partner's true and lawful attorney in such Limited Partner's name, place and stead to make, execute, swear to, acknowledge, deliver and file:

      (a) Any certificates or other instruments which may be required to be filed by the Partnership under the laws of the State of Delaware or of any other state or jurisdiction in which the General Partner shall deem it advisable to file;

      (b) Any documents, certificates or other instruments, including, but not limited to, (i) any and all amendments and modifications of this Agreement or of the instruments described in Section 12.1(a) which may be required or deemed desirable by the General Partner to effectuate the provisions of any part of this Agreement, (ii) all instruments relating to the admission, withdrawal, removal or substitution of any Partner, and (iii) by way of extension and not limitation, to do all such other things as shall be necessary to continue and to carry on the business of the Partnership; and

      (c) All documents, certificates or other instruments that may be required to effectuate the dissolution and termination of the Partnership, to the extent such dissolution and termination is authorized hereby. The power of attorney granted hereby shall not constitute a waiver of, or be used to avoid, the rights of the Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(b) and 11.1(c) or be used in any other manner inconsistent with the status of the Partnership as a limited partnership or inconsistent with the provisions of this Agreement. Each such Limited Partner hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner taken in good faith under such power of attorney.

      SECTION 12.2 SURVIVAL OF POWER. It is expressly intended by each of the Partners that the foregoing power of attorney is coupled with an interest, is irrevocable and shall survive the death, incompetence, dissolution, liquidation or adjudication of insanity or bankruptcy or insolvency of each such Partner. The foregoing power of attorney shall survive the delivery of an assignment by any of the Partners of such Partner's entire interest in the Partnership, except that where an assignee of such entire interest has become a substitute Limited Partner, then the foregoing power of attorney of the assignor Partner shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any and all instruments necessary to effectuate such substitution.

                                  ARTICLE XIII
                    CONSENTS, APPROVALS, VOTING AND MEETINGS

      SECTION 13.1 METHOD OF GIVING CONSENT OR APPROVAL. Any consent or approval required by this Agreement may be given as follows:

      (a) by a written consent given by the consenting Partner and received by the General Partner at or prior to the doing of the act or thing for which the consent is solicited, provided that such consent shall not have been nullified by:

            (i) Notice to the General Partner of such nullification by the consenting Partner prior to the doing of any act or thing, the doing of which is not subject to approval at a meeting called pursuant to Section 13.2, or

            (ii) Notice to the General Partner of such nullification by the consenting Partner prior to the time of any meeting called pursuant to Section
13.2 to consider the doing of such act or thing, or

            (iii) The negative vote by such consenting Partner at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing.

      (b) by the affirmative vote by the consenting Partner for the doing of the act or thing for which the consent is solicited at any meeting called pursuant to Section 13.2 to consider the doing of such act or thing; or

      (c) by the failure of the Partner to respond or object to a request from the General Partner for such Partner's consent within thirty (30) days from its receipt of such request (or such shorter period of time as the General Partner may indicate in such request in order to ensure that the General Partner has sufficient time to respond, if required, to any third party with respect to the subject matter of such request).

      SECTION 13.2 MEETINGS OF LIMITED PARTNERS. Any matter requiring the consent or vote of all or any of the Partners may be considered at a meeting of the Partners held not less than five (5) nor more than sixty (60) days after notice thereof shall have been given by the General Partner to all Partners. Such notice (i) may be given by the General Partner, in its discretion, at any time, or (ii) shall be given by the General Partner within fifteen (15) days after receipt from Limited Partners holding more than fifty percent (50%) of the Common Percentage Interests of a request for such meeting.

      SECTION 13.3 OPINION. Except for consents obtained pursuant to Sections
13.1 or 13.2, no Limited Partner shall exercise any consent or voting rights unless either (a) at the time of the giving of consent or casting of any vote by the Partners hereunder, counsel for the Partnership or counsel employed by the Limited Partners shall have delivered to the Partnership an opinion satisfactory to the Partners to the effect that such conduct (i) is permitted by the Act,
(ii) will not impair the limited liability of the Limited Partners, and (iii) will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (b) irrespective of the delivery or nondelivery of such opinion of counsel, Limited Partners holding more than seventy-five percent (75%) of the Common Percentage Interests of the Limited Partners determine to exercise their consent or voting rights.

      SECTION 13.4 SUBMISSIONS TO PARTNERS. The General Partner shall give the Partners notice of any proposal or other matter required by any provision of this Agreement, or by law, to be submitted for consideration and approval of the Partners. Such notice shall include any information required by the relevant provision or by law.

                                   ARTICLE XIV
                                  MISCELLANEOUS

      SECTION 14.1 GOVERNING LAW. The Partnership and this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      SECTION 14.2 AGREEMENT FOR FURTHER EXECUTION. At any time or times upon the request of the General Partner, the Limited Partners hereby agree to sign, swear to, acknowledge and deliver all further documents and certificates required by the laws of Delaware, or any other jurisdiction in which the Partnership does, or proposes to do, business, or which may be reasonable, necessary, appropriate or desirable to carry out the provisions of this Agreement or the Act. This Section 14.2 shall not prejudice or affect the rights of the Limited Partners to approve certain amendments to this Agreement pursuant to Sections 11.1(b) and 11.1(c).

      SECTION 14.3 ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto contain the entire understanding among the parties and supersede any prior understandings or agreements among them respecting the within subject matter. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

      SECTION 14.4 SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdictions in which the Partnership does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

      SECTION 14.5 NOTICES. Notices to Partners or to the Partnership shall be deemed to have been given when personally delivered, mailed by prepaid registered or certified mail, or sent for next day delivery via a nationally recognized overnight courier or delivery service, addressed as set forth in Exhibit A attached hereto, unless a notice of change of address has previously been given in writing by the addressee to the addressor, in which case such notice shall be addressed to the address set forth in such notice of change of address.

      SECTION 14.6 TITLES AND CAPTIONS. All titles and captions are for convenience only, do not form a substantive part of this Agreement, and shall not restrict or enlarge any substantive provisions of this Agreement.

      SECTION 14.7 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each one of which shall constitute an original executed copy of this Agreement.

      SECTION 14.8 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require.

      SECTION 14.9 SURVIVAL OF RIGHTS. Subject to the provisions hereof limiting transfers, this Agreement shall be binding upon and inure to the benefit of the Partners and the Partnership and their respective legal representatives, successors, transferees and assigns.

      SECTION 14.10 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any covenant, duty, agreement or condition.

      SECTION 14.11 CREDITORS. Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

      SECTION 14.12 UNIT CERTIFICATES. If the General Partner so elects, Units shall be evidenced by numbered certificates in such form as shall be approved by the General Partner, signed by the General Partner. Any such Unit certificates shall be kept in a book and shall be issued in consecutive order therefrom. The name of the person owning the Units, the number of Units, and the date of issue shall be entered on the stub of each certificate. Unit certificates exchanged or returned shall be canceled by the General Partner and returned to their original place in the Unit book.

                         (SIGNATURES ON FOLLOWING PAGE)

      IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

      GENERAL PARTNER

                                         EDUCATION REALTY OP GP, INC.,
                                         a Delaware corporation

                                         By: _______________________________
                                             Paul O. Bower, President

      LIMITED PARTNERS

                                         EDUCATION REALTY LIMITED PARTNER, LLC.,
                                         a Delaware limited liability company

                                         By: ________________________________
                                         Its: _______________________________

                                         EDUCATION REALTY OP LIMITED PARTNER
                                         TRUST, a Maryland business trust

                                         By: ________________________________
                                         Its: _______________________________

The undersigned has executed this Agreement not as a Partner of the Partnership but to agree to the provisions of this Agreement imposing obligations on and granting rights to the Company.

                                         EDUCATION REALTY TRUST, INC.

                                         By: ________________________________
                                         Its: _______________________________

                                    EXHIBIT A

                        LIST OF PARTNERS AND CONTRIBUTED
                          ASSETS AS OF _________, 2004

                                         AGREED
                        INITIAL         VALUE OF       COMMON        COMMON
                      CONTRIBUTED      CONTRIBUTED   PARTNERSHIP   PERCENTAGE
                         ASSET            ASSET         UNITS       INTEREST
    PARTNERS:
GENERAL PARTNER:

                      Cash in the
Education Realty       amount of
   OP GP, Inc.            $___            $___          _____         ____%

LIMITED PARTNERS:

Education Realty      Cash in the
 Limited Partner       amount of
     Trust                $___            $___          _____         ____%

                       Membership
                      Interests in C
                         Station,
                         L.L.C.**

                        Shares of
                         Allen &
                         O' Hara
                        Education
                        Services,
                          Inc.**
Allen & O'Hara,
      Inc.                                $___          _____         ____%

                       Interest in
                         Gables
                        property*

                        Membership
                       Interest in
                        Education
                        Properties
                        Trust, LLC*

                        Membership
                      Interest in C
                         Station,
 Paul O. Bower           L.L.C.           $___          _____         ____%

                        Membership
                      Interests in C
                         Station,
Thomas J. Hickey         L.L.C.*          $___          _____         ____%

                        Shares of
                         Allen &
                          O'Hara
                        Education
                        Services,

                           Inc.*

                        Interest in
                           Gables
                         property*

                        Membership
                       Interest in
                        Education
                        Properties
                        Trust, LLC*

                        Membership
                      Interests in C
                         Station,
                         L.L.C.**

                        Shares of
                         Allen &
                          O'Hara
                        Education
                        Services,
                          Inc.*
Craig L. Cardwell                         $___          _____         ____%

                       Interest in
                          Gables
                        property*

                        Membership
                       Interest in
                        Education
                        Properties
                       Trust, LLC*

                        Membership
                      Interests in C
                         Station,
                         L.L.C.*

                        Shares of
                         Allen &
                          O'Hara
                        Education
                        Services,
 Randall H. Brown         Inc.*           $___          _____         ____%

                       Interest in
                          Gables
                        property*

                        Membership
                       Interest in
                        Education
                        Properties
                       Trust, LLC*

                        Membership
                      Interests in C
                         Station,
                         L.L.C.*

                        Shares of
                         Allen &
                          O'Hara
                        Education
                        Services,
                          Inc.*
Wallace L. Wilcox                         $___          _____         ____%

                       Interest in
                          Gables
                        property*

                        Membership
                       Interest in
                        Education
                        Properties
                       Trust, LLC*

                        Membership
                      Interests in C
                         Station,
                         L.L.C.*

                        Shares of
                         Allen &
                          O'Hara
                        Education
                        Services,
William W. Harris         Inc.*           $___          _____         ____%

                       Interest in
                          Gables
                        property*

                        Membership
                       Interest in
                        Education
                        Properties

                       Trust, LLC*

                         [Insert
JPI Entity             Properties]        $___          _____         ____%

* Such Limited Partner held an indirect interest in such contributed property and received Common Partnership Units by virtue of one or a series of distributions by the direct owners (and any other indirect owners) of such contributed property.

** Such Limited Partner held a direct interest in a portion of such contributed property as well as an indirect interest in a portion of such contributed property. Such Limited Partner received the Common Partnership Units attributable to its indirect interest in such contributed property by virtue of one or a series of distributions by the direct owners (and any other indirect owners) of such contributed property.

                                    EXHIBIT B

                           FEDERAL INCOME TAX MATTERS

For purposes of interpreting and implementing Article V of the Partnership Agreement, the following rules shall apply and shall be treated as part of the terms of the Partnership Agreement:

A.    SPECIAL ALLOCATION PROVISIONS.

      1. For purposes of determining the amount of gain or loss to be allocated pursuant to Article V of the Partnership Agreement, any basis adjustments permitted pursuant to Section 743 of the Code shall be disregarded.

      2. When Partnership Interests are transferred during any taxable year, the General Partner intends to allocate Partnership income, loss, deductions and credits using the closing of the books method.

      3. Notwithstanding any other provision of the Partnership Agreement, to the extent required by law, income, gain, loss and deduction attributable to property contributed to the Partnership by a Partner shall be shared among the Partners so as to take into account any variation between the basis of the property and the fair market value of the property at the time of contribution in accordance with the requirements of Section 704(c) of the Code and the applicable regulations thereunder as more fully described in Part B hereof. Treasury Regulations under Section 704(c) of the Code allow partnerships to use any reasonable method for accounting for Book-Tax Differences for contributions of property so that a contributing partner receives the tax benefits and burdens of any built-in gain or loss associated with contributed property. The Operating Partnership shall account for Book-Tax Differences using a method determined by the General Partner in its sole and absolute discretion. An allocation of remaining built-in gain under Section 704(c) will be made when Section 704(c) property is sold.

      4. Notwithstanding any other provision of the Partnership Agreement, in the event the Partnership is entitled to a deduction for interest imputed under any provision of the Code on any loan or advance from a Partner (whether such interest is currently deducted, capitalized or amortized), such deduction shall be allocated solely to such Partner.

      5. Notwithstanding any provision of the Partnership Agreement to the contrary, to the extent any payments in the nature of fees made to a Partner or reimbursements of expenses to any Partner are finally determined by the IRS to be distributions to a Partner for federal income tax purposes, there will be a gross income allocation to such Partner in the amount of such distribution.

      6. (a) Notwithstanding any provision of the Partnership Agreement to the contrary and subject to the exceptions set forth in Section 1.704-2(f)(2)-(5) of the Treasury Regulations, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain determined in accordance with Section 1.704-2(g)(2) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f) of the Treasury Regulations. This paragraph 6(a) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. To the extent permitted by such Section of the Treasury Regulations and for purposes of this paragraph 6(a) only, each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year and without regard to any net decrease in Partner Minimum Gain during such fiscal year.

            (b) Notwithstanding any provision of the Partnership Agreement to the contrary, except paragraph 6(a) of this Exhibit and subject to the exceptions set forth in Section 1.704-2(i)(4) of the Treasury Regulations, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership fiscal year, each Partner who has a share of the Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Nonrecourse Debt Minimum Gain, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. This paragraph 6(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Treasury Regulations and shall be interpreted consistently therewith. Solely for purposes of this paragraph 6(b), each Partner's Adjusted Capital Account Balance shall be determined prior to any other allocations pursuant to
Article V of the Partnership Agreement with respect to such fiscal year, other than allocations pursuant to paragraph 6(a) hereof.

      7. Notwithstanding any provision of the Partnership Agreement to the contrary, in the event any Partners unexpectedly receive any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),
items of Partnership income and gain shall be specially allocated to such Partners in an amount and manner sufficient to eliminate the deficits in their Adjusted Capital Account Balances created by such adjustments, allocations or distributions as quickly as possible.

      8. No loss shall be allocated to any Partner to the extent that such allocation would result in a deficit in its Adjusted Capital Account Balance while any other Partner continues to have a positive Adjusted Capital Account Balance; in such event, losses shall first be allocated to any Partners with positive Adjusted Capital Account Balances, and in proportion to such balances, to the extent necessary to reduce their positive Adjusted Capital Account Balances to zero. Any excess shall be allocated to the General Partner.

      9. Any special allocations of items pursuant to this Part A shall be taken into account in computing subsequent allocations so that the net amount of any items so allocated and the profits, losses and all other items allocated to each such Partner pursuant to Article V of the Partnership Agreement shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to the provisions of Article V of the Partnership Agreement if such special allocations had not occurred.

      10. Notwithstanding any provision of the Partnership Agreement to the contrary, Nonrecourse Deductions for any fiscal year or other period shall be specially allocated to the Partners in the manner and in accordance with the percentages set forth in Section 5.1 of the Partnership Agreement.

      11. Notwithstanding any provision of the Partnership Agreement to the contrary, any Partner Nonrecourse Deduction for any fiscal year or other period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Section 1.704-2(i) of the Treasury Regulations.

B.    CAPITAL ACCOUNT ADJUSTMENTS AND 704(c) TAX ALLOCATIONS.

      1. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes; PROVIDED, HOWEVER, that:

            (a) Any income, gain or loss attributable to the taxable disposition of any property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to (i) the Agreed Value in the case of the Initial Contributed Assets or other contributed properties, or (ii) the Carrying Value with respect to property subsequently purchased.

            (b) The computation of all items of income, gain, loss and deduction shall be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

      2. A transferee of a Partnership Interest will succeed to the Capital Account relating to the Partnership Interest transferred.

      3. Upon an issuance of additional Partnership Interests, the Capital Accounts of all Partners (and the Agreed Values of all Partnership properties) shall, immediately prior to such issuance, be adjusted (consistent with the provisions hereof) upward or downward to reflect any unrealized gain or unrealized loss attributable to each Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of such property at the fair market value thereof, immediately prior to such issuance, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to the properties, the fair market value of Partnership properties shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

      4. Immediately prior to the distribution of any Partnership property in liquidation of the Partnership, the Capital Accounts of all Partners shall be adjusted (consistent with the provisions hereof and Section 704 of the Code) upward or downward to reflect any unrealized gain or unrealized loss attributable to the Partnership property (as if such unrealized gain or unrealized loss had been recognized upon an actual sale of each such property, immediately prior to such distribution, and had been allocated to the Partners, at such time, pursuant to Article V of the Partnership Agreement). In determining such unrealized gain or unrealized loss attributable to property, the fair market value of Partnership property shall be determined by the General Partner using such reasonable methods of valuation as it may adopt.

      5. In accordance with Section 704(c) of the Code and the regulations thereunder, income, gain, loss and deduction with respect to any property shall, solely for tax purposes, and not for Capital Account purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes.

      6. In the event the Agreed Value of any Partnership asset is adjusted as described in paragraph 3 above, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Agreed Value in the same manner as under Section 704(c) of the Code and the regulations thereunder.

      7. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement.

C.    DEFINITIONS.

      1. For the purposes of this Exhibit, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:

      "ADJUSTED CAPITAL ACCOUNT BALANCE": means the balance in the Capital Account of a Partner as of the end of the relevant fiscal year of the Partnership, after giving effect to the following: (i) credit to such Capital Account any amounts the Partner is obligated to restore, pursuant to the terms of this Agreement or otherwise, or is deemed obligated to restore pursuant to the penultimate sentences of Sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, and (ii) debit to such capital account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations.

      "AGREED VALUE": means the net fair market value of Contributed Property as agreed to by the Contributing Partner and the Partnership (or other property subsequently adjusted to reflect contributions), using such reasonable method of valuation as they may adopt and as adjusted from time to time pursuant to Paragraph B.3 of this Exhibit.

      "BOOK-TAX DIFFERENCE" means, with respect to any item of Contributed Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Book-Tax Difference in all of its Contributed Property will be reflected by the difference between such Partner's Capital Account balance and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

      "CARRYING VALUE": means the adjusted basis of such property for federal income tax purposes as of the time of determination.

      "NONRECOURSE DEDUCTIONS": shall have the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations. The amount of Nonrecourse Deductions for a Partnership fiscal year equals the excess, if any, of the net increase, if any, in the amount of Partnership Minimum Gain during that fiscal year over the aggregate amount of any distributions during that fiscal year of proceeds of a Nonrecourse Liability, that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Section 1.704-2(c) of the Treasury Regulations.

      "NONRECOURSE LIABILITY": shall have the meaning set forth in Section 1.704-2(b)(3) of the Treasury Regulations.

      "PARTNER NONRECOURSE DEBT MINIMUM GAIN": means an amount, with respect to each Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i) of the Treasury Regulations.

      "PARTNER NONRECOURSE DEBT": shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

      "PARTNER NONRECOURSE DEDUCTIONS": shall have the meaning set forth in
Section 1.704-2(i)(2) of the Treasury Regulations. For any Partnership taxable year, the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt equal the net increase during the year, if any, in the amount of Partner Nonrecourse Debt Minimum Gain reduced (but not below zero) by proceeds of the liability that are both attributable to the liability and allocable to an increase in the Partner Nonrecourse Debt Minimum Gain.

      "PARTNERSHIP AGREEMENT": shall mean this Amended and Restated Limited Partnership Agreement of Education Realty Operating Partnership, LP.

      "PARTNERSHIP MINIMUM GAIN": shall have the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

      For purposes of this Exhibit, all other capitalized terms will have the same definition as in the Partnership Agreement.

                                    EXHIBIT C
                     NOTICE OF EXERCISE OF REDEMPTION RIGHT

      The undersigned hereby irrevocably (i) presents for redemption Partnership Units (as defined in the Partnership Agreement defined below) in Education Realty Operating Partnership, LP, in accordance with the terms of the Agreement of Limited Partnership of Education Realty Operating Partnership, LP (the "Partnership Agreement"), and the Redemption Right (as defined in the Partnership Agreement) referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Cash Amount or REIT Shares (both as defined in the Partnership Agreement) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the addresses specified below.

Dated:                                        __________________________________

Name of Limited Partner:

___________________________________________
(Signature of Limited Partner)

___________________________________________
(Street Address)

___________________________________________

___________________________________________
(City State Zip Code)

IF REIT Shares are to be issued, issue to:

___________________________________________
(Name)

___________________________________________
(Social Security or Identifying Number)

                                       C-1